EXHIBIT 99.1

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    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

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                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $725,994,000 (approximate)

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             Securitized Asset Backed Receivables LLC Trust 2004-OP1
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                         Option One Mortgage Corporation
                             Originator and Servicer


               Mortgage Pass-Through Certificates, Series 2004-OP1



--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]
                                        1

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    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

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
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Transaction Summary
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                       Expected Ratings    Bench-                Avg. Life to     Mod. Dur. to                        Initial Credit
          Expected      (S&P/Moody's/      mark/     Interest        Call/            Call/        Payment Window to    Enhancement
Class     Amount(1)         Fitch)        Spread       Type     Mty(yrs)(2)(3)  Mty(yrs)(2)(3)(4)   Call/Mty(2)(3)       Level(5)
------------------------------------------------------------------------------------------------------------------------------------
 A-1                                       ***Not Offered - 144A Private Placement***
                                                                                                   [04/04 - 03/12 /
 A-2   [$415,518,000]     AAA/Aaa/AAA     1mL+[ ]      FRN       [2.70/2.93]      [2.64/2.84]       04/04 - 10/21]       [19.50]%

                                                                                                   [06/07 - 03/12 /
 M-1   [$117,211,000]     AA/Aa2/AA       1mL+[ ]      FRN       [5.33/5.87]      [5.11/5.58]       06/07 - 11/18]       [12.95]%

                                                                                                   [05/07 - 03/12 /
 M-2    [$96,632,000]      A/A2/A         1mL+[ ]      FRN       [5.30/5.79]      [4.99/5.39]       05/07 - 07/17]       [7.55]%

                                                                                                   [04/07 - 03/12 /
 M-3    [$25,948,000]      A-/A3/A-       1mL+[ ]      FRN       [5.29/5.70]      [4.95/5.28]       04/07 - 10/15]       [6.10]%

                                                                                                   [04/07 - 03/12 /
 B-1    [$26,843,000]   BBB+/Baa1/BBB+    1mL+[ ]      FRN       [5.28/5.62]      [4.90/5.17]       04/07 - 02/15]       [4.60]%

                                                                                                   [04/07 - 03/12 /
 B-2    [$20,579,000]    BBB/Baa2/BBB     1mL+[ ]      FRN       [5.28/5.52]      [4.87/5.07]       04/07 - 03/14]       [3.45]%

                                                                                                   [04/07 - 03/12 /
 B-3    [$23,263,000]   BBB-/Baa3/BBB-    1mL+[ ]      FRN       [5.26/5.33]      [4.69/4.74]       04/07 - 03/13]       [2.15]%

------------------------------------------------------------------------------------------------------------------------------------

(1)   Bond sizes subject to a variance of plus or minus 5%.
(2)   Certificates are priced to the 10% optional clean-up call.
(3)   Based on the pricing prepayment speed.  See Summary of Terms.
(4)   Assumes pricing at par.
(5)   Includes 2.15% overcollateralization.


--------------------------------------------------------------------------------
Summary of Terms
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Issuer:                             Securitized Asset Backed Receivables LLC
                                    Trust 2004-OP1

Depositor:                          Securitized Asset Backed Receivables LLC

Originator:                         Option One Mortgage Corporation

Servicer:                           Option One Mortgage Corporation

Trustee:                            Wells Fargo Bank, N.A.

Rating Agencies:                    S&P/Moody's/Fitch

Offered Certificates:               Classes A-2, M-1, M-2, M-3, B-1, B-2 and B-3
                                    certificates

LIBOR Certificates:                 The Class A-1 certificates and the Offered
                                    Certificates

Expected Closing Date:              March [25], 2004

Delivery:                           DTC and Euroclear and Clearstream.

Distribution Dates:                 The 25th of each month, or if such day is
                                    not a business day, on the next business day, beginning in April 2004.

Final Scheduled Distribution Date:  The distribution date occurring in February
                                    2034.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

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    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

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Summary of Terms (cont'd)
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Due Period:                         With respect to any distribution date, the
                                    period commencing on the second day of the calendar month preceding the month in which the distribution date occurs and ending on the first day of the calendar month in which that distribution date occurs.

Prepayment Period:                  With respect to any distribution date, the
                                    period commencing on the 16th day of the month preceding the month in which such distribution date occurs (or in the case of the first distribution date, commencing on the cut-off date, and ending on the 15th day of the month in which such distribution date occurs).

Interest Accrual Period:            With respect to any distribution date, the
                                    period commencing on the immediately
                                    preceding distribution date (or, for the initial distribution date, the closing date) and ending on the day immediately preceding the current distribution date.

Accrued Interest:                   The price to be paid by investors for the
                                    offered certificates will not include
                                    accrued interest, and therefore will settle flat.

Interest Day Count:                 With respect to the offered certificates,
                                    actual/360.

Interest Payment Delay:             With respect to the offered certificates,
                                    zero days.

Cut-off Date:                       March 1, 2004

Tax Status:                         The Offered Certificates will be treated as
                                    "regular interests" in a REMIC for federal income tax purposes.

ERISA Eligibility:                  Subject to the considerations detailed in
                                    the Prospectus, all Offered Certificates are expected to be ERISA eligible.

SMMEA Eligibility:                  The Offered Certificates are not expected to
                                    constitute "mortgage related securities" for purposes of SMMEA.

Class A Certificate Group:          Either the Class A-1 certificates or the
                                    Class A-2 certificates, as applicable.

Class M Certificate Group:          Collectively, the Class M-1, Class M-2, and
                                    Class M-3 certificates. Class

B Certificate Group:                Collectively, the Class B-1, Class B-2 and
                                    Class B-3 certificates.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

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    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

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--------------------------------------------------------------------------------
Summary of Terms (cont'd)
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Mortgage Loans:                     The mortgage loans to be included in the
                                    trust will be primarily adjustable- and
                                    fixed- rate sub-prime mortgage loans secured by first-lien and second-lien mortgages or deeds of trust on residential real properties. All of the mortgage loans were purchased by an affiliate of the depositor from Option One Mortgage Corporation or its affiliates. Option One Mortgage Corporation will make certain representations and warranties relating to the mortgage loans.
                                    On the closing date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the cut- off date will be approximately $1,789,485,622. Approximately 74.54% of the mortgage loans are adjustable-rate mortgage loans and approximately 25.46% are fixed-rate mortgage loans. Approximately 99.79% of the mortgage loans are first-lien mortgage loans, and approximately 0.21% of the mortgage loans are second-lien mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the cut-off date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut- off date and no delinquencies, defaults or prepayments from February 17, 2004 through the cut-off date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the cut-off date.

Group I Mortgage Loans:             Approximately $1,273.3 million of mortgage
                                    loans that have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie
                                    Mae.

Group II Mortgage Loans:            Approximately $516.2 million of mortgage
                                    loans that predominantly have original
                                    principal balances that do not conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Monthly Servicer Advances:          The Servicer will be obligated to advance
                                    its own funds in an amount equal to the
                                    aggregate of all payments of principal and interest (net of servicing fees) that were due during the related due period on the mortgage loans and not received by the applicable servicer determination date.
                                    Advances are required to be made only to the extent they are deemed by the servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.

Pricing Prepayment Speed:           Fixed Rate Mortgage Loans: CPR starting at
                                    approximately 1.533% CPR in month 1 and
                                    increasing to 23% CPR in month 15 (23%/15 increase for each month), and remaining at 23% CPR thereafter.

                                    ARM Mortgage Loans: 25% CPR.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Credit Enhancement:                 The credit enhancement provided for the
                                    benefit of the holders of the certificates consists solely of: (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.

Senior Enhancement Percentage:      For any distribution date, the percentage
                                    obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Class M and Class B certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that distribution date) by (y) the aggregate
                                    Stated Principal Balance of the mortgage loans for that distribution date.

Stepdown Date:                      The later to occur of:

                                       (i)  the earlier to occur of:

                                            (a) the distribution date in April
                                                2007: and

                                            (b) the distribution date following
                                                the distribution date on which
                                                the aggregate Class Certificate
                                                Balances of the Class A
                                                certificates have been reduced
                                                to zero; and

                                      (ii)  the first distribution date on which
                                            the Senior Enhancement Percentage
                                            (calculated for this purpose only
                                            after taking into account payments
                                            of principal applied to reduce the
                                            Stated Principal Balance of the
                                            mortgage loans for that distribution
                                            date but prior to any applications
                                            of Principal Distribution Amount to
                                            the certificates) is greater than or
                                            equal to the Specified Senior
                                            Enhancement Percentage
                                            (approximately 39.00%).

Trigger Event:                      Either a Cumulative Loss Trigger Event or a
                                    Delinquency Trigger Event.

Delinquency Trigger Event:          With respect to any distribution date means
                                    the circumstances in which the quotient
                                    (expressed as a percentage) of (x) the
                                    rolling three-month average of the aggregate
                                    unpaid principal balance of mortgage loans
                                    that are 60 days or more delinquent
                                    (including mortgage loans in foreclosure and
                                    mortgage loans related to REO property) and
                                    (y) the aggregate unpaid principal balance
                                    of the mortgage loans, as of the last day of
                                    the related Due Period, equals or exceeds
                                    40% of the prior period's Senior Enhancement
                                    Percentage.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Cumulative Loss Trigger Event:      With respect to any distribution date, the
                                    circumstances in which the aggregate amount of realized losses incurred since the cut-off date through the last day of the related Due Period divided by the aggregate
                                    Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date.

                                      Distribution Date Occuring in                       Loss Percentage
                                                                                          ---------------
                                    April 2007 through March 2008   3.00% for the first month, plus an additional 1/12th of
                                                                    1.75% for each month thereafter (e.g. 3.875% in October 2007)
                                    April 2008 through March 2009   4.75% for the first month, plus an additional 1/12th of
                                                                    1.25% for each month thereafter (e.g. 5.375% in October 2008)
                                    April 2009 through March 2010   6.00% for the first month, plus an additional 1/12th of
                                                                    0.75% for each month thereafter (e.g. 6.375% in October 2009)
                                    April 2010 through March 2011   6.75% for the first month, plus an additional 1/12th of
                                                                    0.25% for each month thereafter (e.g. 6.875% in October 2010)
                                    April 2011 and thereafter       7.00%

Initial Subordination Percentage:   Class A: [19.50]%
                                    Class M-1: [12.95]%
                                    Class M-2: [7.55]%
                                    Class M-3: [6.10]%
                                    Class B-1: [4.60]%
                                    Class B-2: [3.45]%
                                    Class B-3: [2.15]%

Optional Clean-up Call:             The Class X certificateholder may, at its
                                    option, purchase the mortgage loans and REO properties and terminate the trust on any distribution date when the aggregate Stated
                                    Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date.

Step-up Coupons:                    For all Offered Certificates the interest
                                    rate will increase after the Optional
                                    Clean-up Call date, should the call not be exercised. At that time, the Class A-2 fixed margin will be 2x the initial fixed margin and the Class M and Class B fixed margins will be 1.5x the initial margins.

Class A-1 Pass-Through Rate:        The Class A-1 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                    (i)         one-month LIBOR plus [ ] bps ([
                                                ] bps after the first
                                                distribution date on which the
                                                Optional Clean-up Call is
                                                exercisable) and

                                    (ii)        the Group I Loan Cap.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class A-2 Pass-Through Rate:        The Class A-2 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                       (i)          one-month LIBOR plus [ ] bps
                                                    ([ ] bps after the first
                                                    distribution date on which
                                                    the Optional Clean-up Call
                                                    is exercisable) and

                                       (ii)         the Group II Loan Cap.

Class M-1 Pass-Through Rate:        The Class M-1 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                       (i)          one-month LIBOR plus [ ] bps
                                                    ([ ] bps after the first
                                                    distribution date on which
                                                    the Optional Clean-up Call
                                                    is exercisable) and

                                       (ii)         the Pool Cap.

Class M-2 Pass-Through Rate:        The Class M-2 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                       (i)          one-month LIBOR plus [ ] bps
                                                    ([ ] bps after the first
                                                    distribution date on which
                                                    the Optional Clean-up Call
                                                    is exercisable and

                                       (ii)         the Pool Cap.

Class M-3 Pass-Through Rate:        The Class M-3 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                       (i)          one-month LIBOR plus [ ] bps
                                                    ([ ] bps after the first
                                                    distribution date on which
                                                    the Optional Clean-up Call
                                                    is exercisable) and

                                       (ii)         the Pool Cap.

Class B-1 Pass-Through Rate:        The Class B-1 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                       (i)          one-month LIBOR plus [ ] bps
                                                    ([ ] bps after the first
                                                    distribution date on which
                                                    the Optional Clean-up Call
                                                    is exercisable) and

                                       (ii)         the Pool Cap.

Class B-2 Pass-Through Rate:        The Class B-2 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                       (i)          one-month LIBOR plus [ ] bps
                                                    ([ ] bps after the first
                                                    distribution date on which
                                                    the Optional Clean-up Call
                                                    is exercisable) and

                                       (ii)         the Pool Cap.

Class B-3 Pass-Through Rate:        The Class B-3 certificates will accrue
                                    interest at a per annum rate equal to the lesser of:

                                       (i)          one-month LIBOR plus [ ] bps
                                                    ([ ] bps after the first
                                                    distribution date on which
                                                    the Optional Clean-up Call
                                                    is exercisable) and

                                       (ii)         the Pool Cap.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Group I Loan Cap:                   Product of:

                                       (i)          the weighted average of the
                                                    mortgage rates for each
                                                    group I mortgage loan (in
                                                    each case, less the
                                                    applicable Expense Fee Rate)
                                                    then in effect on the
                                                    beginning of the related Due
                                                    Period and

                                       (ii)         a fraction, the numerator of
                                                    which is 30 and the
                                                    denominator of which is the
                                                    actual number of days in the
                                                    related Interest Accrual
                                                    Period.

Group II Loan Cap:                  Product of:

                                       (i)          the weighted average of the
                                                    mortgage rates for each
                                                    group II mortgage loan (in
                                                    each case, less the
                                                    applicable Expense Fee Rate)
                                                    then in effect on the
                                                    beginning of the related Due
                                                    Period and

                                       (ii)         a fraction, the numerator of
                                                    which is 30 and the
                                                    denominator of which is the
                                                    actual number of days in the
                                                    related Interest Accrual
                                                    Period.

Pool Cap:                           Product of:

                                       (i)          the weighted average of (x)
                                                    the mortgage rates for each
                                                    group I mortgage loan (in
                                                    each case, less the
                                                    applicable Expense Fee Rate)
                                                    and (y) the mortgage rates
                                                    for each group II mortgage
                                                    loan (in each case, less the
                                                    applicable Expense Fee Rate)
                                                    then in effect on the
                                                    beginning of the related Due
                                                    Period, in each case
                                                    weighted on the basis of the
                                                    related Group Subordinate
                                                    Amount and

                                       (ii)         a fraction, the numerator of
                                                    which is 30 and the
                                                    denominator of which is the
                                                    actual number of days in the
                                                    related Interest Accrual
                                                    Period.

Group Subordinate Amount:           For any distribution date,

                                       (i)          for the group I mortgage
                                                    loans, will be equal to the
                                                    excess of the aggregate
                                                    principal balance of the
                                                    group I mortgage loans as of
                                                    the beginning of the related
                                                    Due Period over the Class
                                                    Certificate Balance of the
                                                    Class A-1 certificates
                                                    immediately prior to such
                                                    distribution date and

                                       (ii)         for the group II mortgage
                                                    loans, will be equal to the
                                                    excess of the aggregate
                                                    principal balance of the
                                                    group II mortgage loans as
                                                    of the beginning of the
                                                    related Due Period over the
                                                    Class Certificate Balance of
                                                    the Class A-2 certificates
                                                    immediately prior to such
                                                    distribution date.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Basis Risk CarryForward Amount:     If on any distribution date, the
                                    Pass-Through Rate for any class of LIBOR
                                    Certificates is based upon the Group I Loan
                                    Cap, the Group II Loan Cap or the Pool Cap, as applicable, the sum of

                                    (x) the excess of

                                         (i) the amount of interest that
                                             class of certificates would have
                                             been entitled to receive on that
                                             distribution date had the
                                             Pass-Through Rate not been subject
                                             to the Group I Loan Cap, the Group
                                             II Loan Cap or the Pool Cap, over

                                         (ii) the amount of interest that
                                             class of certificates received on
                                             that distribution date based on the
                                             Group I Loan Cap, the Group II Loan
                                             Cap, or the Pool Cap, as
                                             applicable, and

                                    (y) the unpaid portion of any such excess
                                       described in clause (x) from prior
                                       distribution dates (and related accrued
                                       interest at the then applicable
                                       Pass-Through Rate on that class of
                                       certificates, without giving effect to
                                       the Group I Loan Cap, the Group II Loan
                                       Cap or the Pool Cap, as applicable).

Interest Distributions on the       On each distribution date and after payments
LIBOR Certificates:                 of servicing and trustee fees and other
                                    expenses, distributions from the Interest
                                    Remittance Amount will be allocated as
                                    follows:

                                          (i)           the portion of the
                                                        Interest Remittance
                                                        Amount attributable to
                                                        the group I mortgage l
                                                        oans will be allocated
                                                        according to the related
                                                        Accrued Certificate
                                                        Interest and any unpaid
                                                        interest shortfall
                                                        amounts for such class,
                                                        as applicable, first, to
                                                        the Class A-1
                                                        certificates and second,
                                                        to the Class A-2
                                                        certificates;

                                          (ii)          the portion of the
                                                        Interest Remittance
                                                        Amount attributable to
                                                        the group II mortgage l
                                                        oans will be allocated
                                                        according to the related
                                                        Accrued Certificate
                                                        Interest and any unpaid
                                                        interest shortfall
                                                        amounts for such class,
                                                        as applicable, first, to
                                                        the Class A-2
                                                        certificates and second,
                                                        to the Class A-1
                                                        certificates;

                                          (iii)         to the Class M-1
                                                        certificates, its
                                                        Accrued Certificate
                                                        Interest;

                                          (iv)          to the Class M-2
                                                        certificates, its
                                                        Accrued Certificate
                                                        Interest;


                                          (v)           to the Class M-3
                                                        certificates, its
                                                        Accrued Certificate
                                                        Interest;

                                          (vi)          to the Class B-1
                                                        certificates, its
                                                        Accrued Certificate
                                                        Interest;

                                          (vii)         to the Class B-2
                                                        certificates, its
                                                        Accrued Certificate
                                                        Interest, and

                                          (viii)        to the Class B-3
                                                        certificates, its
                                                        Accrued Certificate
                                                        Interest.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Principal Distribution on the       On each distribution date (a) prior to the
LIBOR Certificates:                 Stepdown Date or (b) on which a Trigger
                                    Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                          (i)           to the Class A
                                                        certificates, allocated
                                                        between the Class A
                                                        certificates as
                                                        described below, until
                                                        the Class Certificate
                                                        Balances thereof have
                                                        been reduced to zero;

                                          (ii)          to the Class M-1
                                                        certificates, until the
                                                        Class Certificate
                                                        Balance thereof has been
                                                        reduced to zero;

                                          (iii)         to the Class M-2
                                                        certificates, until the
                                                        Class Certificate
                                                        Balance thereof has been
                                                        reduced to zero;

                                          (iv)          to the Class M-3
                                                        certificates, until the
                                                        Class Certificate
                                                        Balance thereof has been
                                                        reduced to zero;

                                          (v)           to the Class B-1
                                                        certificates, until the
                                                        Class Certificate
                                                        Balance thereof has been
                                                        reduced to zero;

                                          (vi)          to the Class B-2
                                                        certificates, until the
                                                        Class Certificate
                                                        Balance thereof has been
                                                        reduced to zero; and

                                          (vii)         to the Class B-3
                                                        certificates, until the
                                                        Class Certificate
                                                        Balance thereof has been
                                                        reduced to zero.

                                    On each distribution date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                          (i)           to the Class A
                                                        certificates, the lesser
                                                        of the Principal
                                                        Distribution Amount and
                                                        the Class A Principal
                                                        Distribution Amount,
                                                        allocated between the
                                                        Class A certificates as
                                                        described below, until
                                                        the Class Certificate
                                                        Balances thereof have
                                                        been reduced to zero;

                                          (ii)          to the Class M-1
                                                        certificates, the lesser
                                                        of the remaining
                                                        Principal Distribution
                                                        Amount and the Class M-1
                                                        Principal Distribution
                                                        Amount, until the Class
                                                        Certificate Balance
                                                        thereof has been reduced
                                                        to zero;

                                          (iii)         to the Class M-2
                                                        certificates, the lesser
                                                        of the remaining
                                                        Principal Distribution
                                                        Amount and the Class M-2
                                                        Principal Distribution
                                                        Amount, until the Class
                                                        Certificate Balance
                                                        thereof has been reduced
                                                        to zero;

                                          (iv)          to the Class M-3
                                                        certificates, the lesser
                                                        of the remaining
                                                        Principal Distribution
                                                        Amount and the Class M-3
                                                        Principal Distribution
                                                        Amount, until the Class
                                                        Certificate Balance
                                                        thereof has been reduced
                                                        to zero;

                                          (v)           to the Class B-1
                                                        certificates, the lesser
                                                        of the remaining
                                                        Principal Distribution
                                                        Amount and the Class B-1
                                                        Principal Distribution
                                                        Amount, until the Class
                                                        Certificate Balance
                                                        thereof has been reduced
                                                        to zero;
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Principal Distribution on the LIBOR       (vi)          to the Class B-2
Certificates (cont'd):                                  certificates, the lesser
                                                        of the remaining
                                                        Principal Distribution
                                                        Amount and the Class B-2
                                                        Principal Distribution
                                                        Amount, until the Class
                                                        Certificate Balance
                                                        thereof has been reduced
                                                        to zero; and

                                          (vii)         to the Class B-3
                                                        certificates, the lesser
                                                        of the remaining
                                                        Principal Distribution
                                                        Amount and the Class B-3
                                                        Principal Distribution
                                                        Amount, until the Class
                                                        Certificate Balance
                                                        thereof has been reduced
                                                        to zero.

Allocation of Principal Payments    All principal distributions to the holders
to Class A Certificates:            of the Class A certificates on any
                                    distribution date will be allocated
                                    concurrently, between the Class A-1
                                    certificates and the Class A-2 certificates on a pro rata basis based on the Class A
                                    Principal Allocation Percentage for each of those classes for that distribution date.
                                    However, if the Class Certificate Balance of either class of Class A certificates is reduced to zero, then the remaining amount of principal distributions distributable to the Class A certificates on that distribution date, and the amount of those principal distributions distributable on all subsequent distribution dates, will be distributed to the holders of the other class of Class A certificates remaining outstanding, in accordance with the principal distribution allocations described in this paragraph, until their Class
                                    Certificate Balance have been reduced to zero. Any distributions of principal to the Class A-1 certificates will be made first from payments relating to the group I mortgage loans, and any distributions of principal to the Class A-2 certificates will be made first from payments relating to the group II mortgage loans.

Cap Provider:                       [Barclays Bank PLC], as Cap Provider, is a
                                    bank authorized and regulated by the U.K.
                                    FSA and is a member of the London Stock
                                    Exchange. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets. As of the date hereof, [Barclays
                                    Bank PLC] is rated AA+ by Fitch, AA by S&P and Aa1 by Moody's.

Interest Rate Cap Agreements:       The Offered Certificates will have the
                                    benefit of three interest rate cap
                                    agreements provided by the Cap Provider. All
                                    obligations of the trust under the interest
                                    rate cap agreements will be paid on or prior
                                    to the Closing Date.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class A-2 Interest Rate Cap:        The Class A-2 Certificates will have the
                                    benefit of an interest rate cap agreement
                                    (the "Class A-2 Cap Agreement"), with an initial notional amount of $[41,551,800] provided by the Cap Provider. In connection with the first 21 distribution dates, the Cap Provider will be obligated under the Class A-2 Cap Agreement to pay to the trustee, for deposit into the Excess Reserve
                                    Fund Account, an amount equal to the product of (a) the excess, if any, of the lesser of
                                    (i) the 1-month LIBOR rate as of that
                                    distribution date and (ii) a cap ceiling rate of 8.93%, over a specified cap strike rate (ranging from [6.86]% to [7.64]%), calculated on an "actual/360" basis and (b) the product of the Class A-2 notional balance and the index rate multiplier set forth in the schedule (p. 30) for that distribution date, based on an "actual/360" basis. The Cap Provider's obligations under the Class A-2 Cap Agreement will terminate following the distribution date in December
                                    2005.

Class M Interest Rate Cap:          The Class M Certificates will have the
                                    benefit of an interest rate cap agreement
                                    (the "Class M Cap Agreement"), with an
                                    initial notional amount of $[23,979,100] provided by the Cap Provider. In connection with the first 27 distribution dates, the Cap Provider will be obligated under the Class M Cap Agreement to pay to the trustee, for deposit into the Excess Reserve Fund
                                    Account, an amount equal to the product of
                                    (a) the excess, if any, of the lesser of (i) the then current 1-month LIBOR rate and (ii) a cap ceiling rate of 8.29%, over a specified cap strike rate (ranging from [5.96]% to [8.29]%), calculated on an "actual/360" basis and (b) the product of the Class M notional balance and the index rate multiplier set forth in the schedule
                                    (p. 30) for that distribution date, based on an "actual/360" basis. The Cap Provider's obligations under the Class M Cap Agreement will terminate following the distribution date in June 2006.

Class B Interest Rate Cap:          The Class B Certificates will have the
                                    benefit of an interest rate cap agreement
                                    (the "Class B Cap Agreement"), with an
                                    initial notional amount of $[7,068,500]
                                    provided by the Cap Provider. In connection
                                    with the first 27 distribution dates, the
                                    Cap Provider will be obligated under the
                                    Class B Cap Agreement to pay to the trustee,
                                    for deposit into the Excess Reserve Fund
                                    Account, an amount equal to the product of
                                    (a) the excess, if any, of the lesser of (i)
                                    the then current 1-month LIBOR rate and (ii)
                                    a cap ceiling rate of 7.10%, over a
                                    specified cap strike rate (ranging from
                                    [4.77]% to [7.10]%), calculated on an
                                    "actual/360" basis and (b) the product of
                                    the Class B notional balance and the index
                                    rate multiplier set forth in the schedule
                                    (p. 30) for that distribution date, based on
                                    an "actual/360" basis. The Cap Provider's
                                    obligations under the Class B Cap Agreement
                                    will terminate following the distribution
                                    date in June 2006.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Allocation of Net Monthly Excess    For any distribution date, any Net Monthly
Cashflow:                           Excess Cashflow shall be paid as follows:


                                    (a) to the holders of the Class M-1
                                        certificates, any Unpaid Interest
                                        Amounts;

                                    (b) to the holders of the Class M-1
                                        certificates, any Unpaid Realized Loss
                                        Amount;

                                    (c) to the holders of the Class M-2
                                        certificates, any Unpaid Interest
                                        Amounts;

                                    (d) to the holders of the Class M-2
                                        certificates, any Unpaid Realized Loss
                                        Amount;

                                    (e) to the holders of the Class M-3
                                        certificates, any Unpaid Interest
                                        Amounts;

                                    (f) to the holders of the Class M-3
                                        certificates, any Unpaid Realized Loss
                                        Amount;

                                    (g) to the holders of the Class B-1
                                        certificates, any Unpaid Interest
                                        Amounts;

                                    (h) to the holders of the Class B-1
                                        certificates, any Unpaid Realized Loss
                                        Amount;

                                    (i) to the holders of the Class B-2
                                        certificates, any Unpaid Interest
                                        Amounts;

                                    (j) to the holders of the Class B-2
                                        certificates, any Unpaid Realized Loss
                                        Amount;

                                    (k) to the holders of the Class B-3
                                        certificates, any Unpaid Interest
                                        Amounts;

                                    (l) to the holders of the Class B-3
                                        certificates, any Unpaid Realized Loss
                                        Amount;

                                    (m) to the Excess Reserve Fund Account,
                                        the amount of any Basis Risk Payment for
                                        that distribution date;
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------


Allocation of Net Monthly Excess
Cashflow (cont'd):

                                   (n) (i) from any Class A-2 Interest Rate
                                       Cap Payment on deposit in the Excess
                                       Reserve Fund Account with respect to that distribution date, an amount equal to any unpaid remaining Basis Risk CarryForward Amount with respect to the Class A-2 certificates for that distribution date,
                                       (ii) from any Class M Interest Cap
                                       Payment on deposit in the Excess Reserve
                                       Fund Account with respect to that
                                       distribution date, an amount equal to any unpaid remaining Basis Risk CarryForward Amount with respect to the Class M certificates for that distribution date, allocated (a) first, among the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based upon their respective Class Certificate Balances and (b) second, any remaining amounts to the Class M-1, Class M-2 and Class M-3 certificates, pro rata, based on any Basis Risk CarryForward Amounts remaining unpaid, in order to reimburse such unpaid amounts, and (iii) from any Class B Interest Rate Cap Payment on deposit in the Excess Reserve Fund Account with respect to that distribution date, an amount equal to any unpaid remaining Basis Risk CarryForward Amount with respect to the Class B certificates for that distribution date, allocated (a) first, among the Class B-1, Class B-2 and Class B-3 certificates, pro rata, based upon their respective Class Certificate Balances and (b) second, any remaining amounts to the Class B-1, Class B-2 and Class B-3 certificates, pro rata, based on any Basis Risk CarryForward Amounts remaining unpaid, in order to reimburse such unpaid amounts;

                                   (o) from funds on deposit in the Excess
                                       Reserve Fund Account (not including any
                                       Interest Rate Cap Payment included in
                                       that account) with respect to that
                                       distribution date, an amount equal to any unpaid Basis Risk CarryForward Amount with respect to the LIBOR Certificates for that distribution date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates;

                                   (p) to the Class X certificates, those
                                       amounts as described in the pooling and
                                       servicing agreement; and

                                   (q) to the holders of the Class R
                                       certificates, any remaining amount.

Interest Remittance Amount:        With respect to any distribution date and
                                   the mortgage loans in a loan group, that
                                   portion of available funds attributable to
                                   interest relating to mortgage loans in that
                                   mortgage loan group.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Accrued Certificate Interest:       For each class of LIBOR Certificates on any
                                    distribution date, the amount of interest accrued during the related Interest Accrual
                                    Period on the related Class Certificate
                                    Balance immediately prior to such
                                    distribution date at the related
                                    Pass-Through Rate, as reduced by that
                                    class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil
                                    Relief Act.

Principal Distribution Amount:      For each distribution date will equal the
                                    sum of (i) the Basic Principal Distribution
                                    Amount for that distribution date and (ii) the Extra Principal Distribution Amount for that distribution date.

Basic Principal Distribution        With respect to any distribution date, the
Amount:                             excess of (i) the aggregate Principal
                                    Remittance Amount for that distribution date over (ii) the Excess Subordinated Amount, if any, for that distribution date.

Net Monthly Excess Cash Flow:       Amount of Available Funds remaining after
                                    the amount necessary to make all payments of interest and principal to the LIBOR certificates.

Extra Principal Distribution        As of any distribution date, the lesser of
Amount:                             (x) the related Total Monthly Excess Spread
                                    for that distribution date and (y) the
                                    related Subordination Deficiency for that distribution date.

Subordinated Amount:                With respect to any distribution date, the
                                    excess, if any, of (a) the aggregate Stated
                                    Principal Balance of the mortgage loans for that distribution date over (b) the aggregate Class Certificate Balance of the LIBOR Certificates as of that date (after taking into account the distribution of the Principal Remittance Amount on those certificates on that distribution date).

Specified Subordinated Amount:      Prior to the Stepdown Date, an amount equal
                                    to 2.15% of the aggregate Stated Principal
                                    Balance of the mortgage loans as of the
                                    cut-off date. On and after the Stepdown
                                    Date, an amount equal to 4.30% of the
                                    aggregate Stated Principal Balance of the
                                    mortgage loans for that distribution date,
                                    subject to a minimum amount equal to 0.50%
                                    of the aggregate Stated Principal Balance of
                                    the mortgage loans as of the cut-off date;
                                    provided, however, that if, on any
                                    distribution date, a Trigger Event exists,
                                    the Specified Subordinated Amount will not
                                    be reduced to the applicable percentage of
                                    the then Stated Principal Balance of the
                                    mortgage loans but instead remain the same
                                    as the prior period's Specified Subordinated
                                    Amount until the distribution date on which
                                    a Trigger Event no longer exists. When the
                                    Class Certificate Balance of each class of
                                    LIBOR Certificates has been reduced to zero,
                                    the Specified Subordinated Amount will
                                    thereafter equal zero.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Excess Subordinated Amount:         With respect to any distribution date, the
                                    excess, if any, of (a) the Subordinated
                                    Amount on that distribution date over (b) the Specified Subordinated Amount.

Principal Remittance Amount:        With respect to any distribution date, to
                                    the extent of funds available as described in the prospectus supplement, the amount equal to the sum of the following amounts
                                    (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the servicer on or prior to the related
                                    Determination Date or advanced by the
                                    servicer for the related Servicer Remittance
                                    Date; (ii) all full and partial principal prepayments and any advances of principal with respect to mortgage loans for the related Prepayment Period; (iii) the
                                    Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds on the mortgage loans allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior distribution date through the business day prior to the current distribution date; (v) the Substitution
                                    Adjustment Amounts received in connection with the substitution of any mortgage loan as of that distribution date; and (vi) the allocable portion of the proceeds received with respect to the termination of the trust fund (to the extent they relate to principal).

Class A Principal Allocation        For any distribution date is the percentage
Percentage:                         equivalent of a fraction, determined as
                                    follows:

                                    (1) with respect to the Class A-1
                                       certificates, a fraction, the numerator
                                       of which is the portion of the Principal
                                       Remittance Amount for that distribution
                                       date that is attributable to the
                                       principal received or advanced on the
                                       group I mortgage loans and the
                                       denominator of which is the Principal
                                       Remittance Amount for that distribution
                                       date; and

                                    (2) with respect to the Class A-2
                                       certificates, a fraction, the numerator
                                       of which is the portion of the Principal
                                       Remittance Amount for that distribution
                                       date that is attributable to the
                                       principal received or advanced on the
                                       group II mortgage loans and the
                                       denominator of which is the Principal
                                       Remittance Amount for that distribution
                                       date.

Class A Principal Distribution      For any distribution date is the excess of
Amount:                             (a) the aggregate Class Certificate Balance
                                    of the Class A certificates immediately
                                    prior to that distribution date over (b) the
                                    lesser of (x) approximately 61.00% of the
                                    aggregate Stated Principal Balance of the
                                    mortgage loans for that distribution date
                                    and (y) the excess, if any, of the aggregate
                                    Stated Principal Balance of the mortgage
                                    loans for that distribution date over
                                    $8,947,428.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class M-1 Principal Distribution    With respect to any distribution date is the
Amount:                             excess of (i) the sum of (a) the aggregate
                                    Class Certificate Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                                    Distribution Amount on that distribution
                                    date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that distribution date over (ii) the lesser of (a) approximately 74.10% of the aggregate Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that distribution date over $8,947,428.

Class M-2 Principal Distribution    With respect to any distribution date is the
Amount:                             excess of (i) the sum of (a) the aggregate
                                    Class Certificate Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                                    Distribution Amount on that distribution
                                    date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                                    Principal Distribution Amount on that
                                    distribution date) and (c) the Class
                                    Certificate Balance of the Class M-2
                                    certificates immediately prior to that
                                    distribution date over (ii) the lesser of
                                    (a) approximately 84.90% of the aggregate
                                    Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated
                                    Principal Balance of the mortgage loans for that distribution date over $8,947,428.

Class M-3 Principal Distribution    With respect to any distribution date is the
Amount:                             excess of (i) the sum of (a) the aggregate
                                    Class Certificate Balances of the Class A
                                    certificates (after taking into account
                                    distribution of the Class A Principal
                                    Distribution Amount on that distribution
                                    date), (b) the Class Certificate Balance of
                                    the Class M-1 certificates (after taking
                                    into account distribution of the Class M-1
                                    Principal Distribution Amount on that
                                    distribution date), (c) the Class
                                    Certificate Balance of the Class M-2
                                    certificates (after taking into account
                                    distribution of the Class M-2 Principal
                                    Distribution Amount on that distribution
                                    date) and (d) the Class Certificate Balance
                                    of the Class M-3 certificates immediately
                                    prior to that distribution date over (ii)
                                    the lesser of (a) approximately 87.80% of
                                    the aggregate Stated Principal Balance of
                                    the mortgage loans for that distribution
                                    date and (b) the excess, if any, of the
                                    aggregate Stated Principal Balance of the
                                    mortgage loans for that distribution date
                                    over $8,947,428.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class B-1 Principal Distribution    With respect to any distribution date is the
Amount:                             excess of (i) the sum of (a) the aggregate
                                    Class Certificate Balances of the Class A certificates (after taking into account distribution of the Class A Principal
                                    Distribution Amount on that distribution
                                    date), (b) the Class Certificate Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                                    Principal Distribution Amount on that
                                    distribution date), (c) the Class
                                    Certificate Balance of the Class M-2
                                    certificates (after taking into account
                                    distribution of the Class M-2 Principal
                                    Distribution Amount on that distribution
                                    date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3
                                    Principal Distribution Amount on that
                                    distribution date) and (e) the Class
                                    Certificate Balance of the Class B-1
                                    certificates immediately prior to that
                                    distribution date over (ii) the lesser of
                                    (a) approximately 90.80% of the aggregate
                                    Stated Principal Balance of the mortgage loans for that distribution date and (b) the excess, if any, of the aggregate Stated
                                    Principal Balance of the mortgage loans for that distribution date over $8,947,428.

Class B-2 Principal Distribution    With respect to any distribution date is the
Amount:                             excess of (i) the sum of (a) the aggregate
                                    Class Certificate Balances of the Class A
                                    certificates (after taking into account
                                    distribution of the Class A Principal
                                    Distribution Amount on that distribution
                                    date), (b) the Class Certificate Balance of
                                    the Class M-1 certificates (after taking
                                    into account distribution of the Class M-1
                                    Principal Distribution Amount on that
                                    distribution date), (c) the Class
                                    Certificate Balance of the Class M-2
                                    certificates (after taking into account
                                    distribution of the Class M-2 Principal
                                    Distribution Amount on that distribution
                                    date), (d) the Class Certificate Balance of
                                    the Class M-3 certificates (after taking
                                    into account distribution of the Class M-3
                                    Principal Distribution Amount on that
                                    distribution date), (e) the Class
                                    Certificate Balance of the Class B-1
                                    certificates (after taking into account
                                    distribution of the Class B-1 Principal
                                    Distribution Amount on that distribution
                                    date) and (f) the Class Certificate Balance
                                    of the Class B-2 certificates immediately
                                    prior to that distribution date over (ii)
                                    the lesser of (a) approximately 93.10% of
                                    the aggregate Stated Principal Balance of
                                    the mortgage loans on that distribution date
                                    and (b) the excess, if any, of the aggregate
                                    Stated Principal Balance of the mortgage
                                    loans on that distribution date over
                                    $8,947,428.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Summary of Terms (cont'd)
--------------------------------------------------------------------------------

Class B-3 Principal Distribution    With respect to any distribution date is the
Amount:                             excess of (i) the sum of (a) the aggregate
                                    Class Certificate Balances of the Class A
                                    certificates (after taking into account
                                    distribution of the Class A Principal
                                    Distribution Amount on that distribution
                                    date), (b) the Class Certificate Balance of
                                    the Class M-1 certificates (after taking
                                    into account distribution of the Class M-1
                                    Principal Distribution Amount on that
                                    distribution date), (c) the Class
                                    Certificate Balance of the Class M-2
                                    certificates (after taking into account
                                    distribution of the Class M-2 Principal
                                    Distribution Amount on that distribution
                                    date), (d) the Class Certificate Balance of
                                    the Class M-3 certificates (after taking
                                    into account distribution of the Class M-3
                                    Principal Distribution Amount on that
                                    distribution date), (e) the Class
                                    Certificate Balance of the Class B-1
                                    certificates (after taking into account
                                    distribution of the Class B-1 Principal
                                    Distribution Amount on that distribution
                                    date), (f) the Class Certificate Balance of
                                    the Class B-2 certificates (after taking
                                    into account distribution of the Class B-2
                                    Principal Distribution Amount on that
                                    distribution date), and (g) the Class
                                    Certificate Balance of the Class B-3
                                    certificates immediately prior to that
                                    distribution date over (ii) the lesser of
                                    (a) approximately 95.70% of the aggregate
                                    Stated Principal Balance of the mortgage
                                    loans for that distribution date and (b) the
                                    excess, if any, of the aggregate Stated
                                    Principal Balance of the mortgage loans for
                                    that distribution date over $8,947,428.
--------------------------------------------------------------------------------

The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


Weighted Average Life Sensitivity
To CALL

------------------------------------------------------------------------------------------------------------------------------------
PPC (%)                               50            60            75             100           125            150          175
------------------------------------------------------------------------------------------------------------------------------------
A-2       WAL (yrs)                  5.31          4.50          3.63           2.70          2.06           1.55         1.19
          First Payment Date       4/25/2004     4/25/2004     4/25/2004      4/25/2004     4/25/2004      4/25/2004    4/25/2004
          Expected Final Maturity  7/25/2019     5/25/2017     11/25/2014     3/25/2012     6/25/2010      4/25/2009    3/25/2007
          Window                    1 - 184       1 - 158       1 - 128        1 - 96        1 - 75         1 - 61       1 - 36

M-1       WAL (yrs)                  10.23         8.70          7.02           5.33          4.59           4.55         4.12
          First Payment Date       3/25/2009     5/25/2008     7/25/2007      6/25/2007     10/25/2007     2/25/2008    3/25/2007
          Expected Final Maturity  7/25/2019     5/25/2017     11/25/2014     3/25/2012     6/25/2010      4/25/2009    5/25/2008
          Window                    60 - 184      50 - 158      40 - 128       39 - 96       43 - 75        47 - 61      36 - 50

M-2       WAL (yrs)                  10.23         8.70          7.02           5.30          4.43           4.05         4.01
          First Payment Date       3/25/2009     5/25/2008     7/25/2007      5/25/2007     6/25/2007      8/25/2007    11/25/2007
          Expected Final Maturity  7/25/2019     5/25/2017     11/25/2014     3/25/2012     6/25/2010      4/25/2009    5/25/2008
          Window                    60 - 184      50 - 158      40 - 128       38 - 96       39 - 75        41 - 61      44 - 50

M-3       WAL (yrs)                  10.23         8.70          7.02           5.29          4.36           3.90         3.70
          First Payment Date       3/25/2009     5/25/2008     7/25/2007      4/25/2007     6/25/2007      7/25/2007    9/25/2007
          Expected Final Maturity  7/25/2019     5/25/2017     11/25/2014     3/25/2012     6/25/2010      4/25/2009    5/25/2008
          Window                    60 - 184      50 - 158      40 - 128       37 - 96       39 - 75        40 - 61      42 - 50

B-1       WAL (yrs)                  10.23         8.70          7.02           5.28          4.34           3.85         3.61
          First Payment Date       3/25/2009     5/25/2008     7/25/2007      4/25/2007     5/25/2007      6/25/2007    7/25/2007
          Expected Final Maturity  7/25/2019     5/25/2017     11/25/2014     3/25/2012     6/25/2010      4/25/2009    5/25/2008
          Window                    60 - 184      50 - 158      40 - 128       37 - 96       38 - 75        39 - 61      40 - 50

B-2       WAL (yrs)                  10.23         8.70          7.02           5.28          4.33           3.82         3.53
          First Payment Date       3/25/2009     5/25/2008     7/25/2007      4/25/2007     5/25/2007      5/25/2007    6/25/2007
          Expected Final Maturity  7/25/2019     5/25/2017     11/25/2014     3/25/2012     6/25/2010      4/25/2009    5/25/2008
          Window                    60 - 184      50 - 158      40 - 128       37 - 96       38 - 75        38 - 61      39 - 50

B-3       WAL (yrs)                  10.21         8.68          7.00           5.26          4.30           3.77         3.47
          First Payment Date       3/25/2009     5/25/2008     7/25/2007      4/25/2007     4/25/2007      5/25/2007    5/25/2007
          Expected Final Maturity  7/25/2019     5/25/2017     11/25/2014     3/25/2012     6/25/2010      4/25/2009    5/25/2008
          Window                    60 - 184      50 - 158      40 - 128       37 - 96       37 - 75        38 - 61      38 - 50
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


 Weighted Average Life Sensitivity
 To MATURITY

------------------------------------------------------------------------------------------------------------------------------------
PPC (%)                                50             60             75            100           125           150           175
------------------------------------------------------------------------------------------------------------------------------------
A-2        WAL (yrs)                   5.67          4.84           3.93          2.93          2.24          1.70          1.19
           First Payment Date       4/25/2004     4/25/2004      4/25/2004     4/25/2004     4/25/2004     4/25/2004     4/25/2004
           Expected Final Maturity  7/25/2031     11/25/2029     9/25/2026     10/25/2021    3/25/2018     8/25/2015     3/25/2007
           Window                    1 - 328       1 - 308        1 - 270       1 - 211       1 - 168       1 - 137       Jan-36

M-1        WAL (yrs)                  11.11          9.51           7.73          5.87          5.03          4.90          5.92
           First Payment Date       3/25/2009     5/25/2008      7/25/2007     6/25/2007     10/25/2007    2/25/2008     3/25/2007
           Expected Final Maturity  3/25/2029     10/25/2026     5/25/2023     11/25/2018    10/25/2015    8/25/2013     8/25/2013
           Window                    60 - 300      50 - 271       40 - 230      39 - 176      43 - 139      47 - 113      36 - 113

M-2        WAL (yrs)                  11.03          9.44           7.66          5.79          4.82          4.37          4.31
           First Payment Date       3/25/2009     5/25/2008      7/25/2007     5/25/2007     6/25/2007     8/25/2007     11/25/2007
           Expected Final Maturity  9/25/2027     3/25/2025      10/25/2021    7/25/2017     9/25/2014     10/25/2012    4/25/2011
           Window                    60 - 282      50 - 252       40 - 211      38 - 160      39 - 126      41 - 103      44 - 85

M-3        WAL (yrs)                  10.93          9.33           7.56          5.70          4.69          4.16          3.93
           First Payment Date       3/25/2009     5/25/2008      7/25/2007     4/25/2007     6/25/2007     7/25/2007     9/25/2007
           Expected Final Maturity  6/25/2025     10/25/2022     8/25/2019     10/25/2015    5/25/2013     8/25/2011     5/25/2010
           Window                    60 - 255      50 - 223       40 - 185      37 - 139      39 - 110      40 - 89       42 - 74

B-1        WAL (yrs)                  10.82          9.23           7.48          5.62          4.62          4.07          3.80
           First Payment Date       3/25/2009     5/25/2008      7/25/2007     4/25/2007     5/25/2007     6/25/2007     7/25/2007
           Expected Final Maturity  5/25/2024     10/25/2021     9/25/2018     2/25/2015     10/25/2012    2/25/2011     12/25/2009
           Window                    60 - 242      50 - 211       40 - 174      37 - 131      38 - 103      39 - 83       40 - 69

B-2        WAL (yrs)                  10.66          9.08           7.34          5.52          4.53          3.97          3.67
           First Payment Date       3/25/2009     5/25/2008      7/25/2007     4/25/2007     5/25/2007     5/25/2007     6/25/2007
           Expected Final Maturity  12/25/2022    6/25/2020      7/25/2017     3/25/2014     1/25/2012     7/25/2010     6/25/2009
           Window                    60 - 225      50 - 195       40 - 160      37 - 120      38 - 94       38 - 76       39 - 63

B-3        WAL (yrs)                  10.34          8.78           7.10          5.33          4.36          3.81          3.51
           First Payment Date       3/25/2009     5/25/2008      7/25/2007     4/25/2007     4/25/2007     5/25/2007     5/25/2007
           Expected Final Maturity  5/25/2021     12/25/2018     4/25/2016     3/25/2013     4/25/2011     12/25/2009    12/25/2008
           Window                    60 - 206      50 - 177       40 - 145      37 - 108      37 - 85       38 - 69       38 - 57
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


CPR Sensitivity
To CALL

--------------------------------------------------------------------------------
CPR (%)                                   20              25              30
--------------------------------------------------------------------------------
A-2      WAL (yrs)                       3.26            2.54            2.01
         First Payment Date           4/25/2004       4/25/2004       4/25/2004
         Expected Final Maturity      12/25/2013      11/25/2011      6/25/2010
         Window                         1 - 117         1 - 92          1 - 75

M-1      WAL (yrs)                       6.36            5.17            4.61
         First Payment Date           4/25/2007       7/25/2007       10/25/2007
         Expected Final Maturity      12/25/2013      11/25/2011      6/25/2010
         Window                        37 - 117        40 - 92         43 - 75

M-2      WAL (yrs)                       6.36            5.12            4.44
         First Payment Date           4/25/2007       5/25/2007       7/25/2007
         Expected Final Maturity      12/25/2013      11/25/2011      6/25/2010
         Window                        37 - 117        38 - 92         40 - 75

M-3      WAL (yrs)                       6.36            5.10            4.37
         First Payment Date           4/25/2007       5/25/2007       6/25/2007
         Expected Final Maturity      12/25/2013      11/25/2011      6/25/2010
         Window                        37 - 117        38 - 92         39 - 75

B-1      WAL (yrs)                       6.36            5.10            4.35
         First Payment Date           4/25/2007       4/25/2007       5/25/2007
         Expected Final Maturity      12/25/2013      11/25/2011      6/25/2010
         Window                        37 - 117        37 - 92         38 - 75

B-2      WAL (yrs)                       6.36            5.09            4.33
         First Payment Date           4/25/2007       4/25/2007       5/25/2007
         Expected Final Maturity      12/25/2013      11/25/2011      6/25/2010
         Window                        37 - 117        37 - 92         38 - 75

B-3      WAL (yrs)                       6.34            5.07            4.31
         First Payment Date           4/25/2007       4/25/2007       4/25/2007
         Expected Final Maturity      12/25/2013      11/25/2011      6/25/2010
         Window                        37 - 117        37 - 92         37 - 75
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


CPR Sensitivity
To MATURITY

--------------------------------------------------------------------------------
CPR (%)                             20              25              30
--------------------------------------------------------------------------------

A-2      WAL (yrs)                     3.53            2.77            2.2
         First Payment Date         4/25/2004       4/25/2004       4/25/2004
         Expected Final Maturity    2/25/2025       4/25/2021       5/25/2018
         Window                      1 - 251         1 - 205         1 - 170

M-1      WAL (yrs)                     7.02            5.71            5.07
         First Payment Date         4/25/2007       7/25/2007       10/25/2007
         Expected Final Maturity    11/25/2021      6/25/2018       11/25/2015
         Window                      37 - 212        40 - 171        43 - 140

M-2      WAL (yrs)                     6.95            5.61            4.84
         First Payment Date         4/25/2007       5/25/2007       7/25/2007
         Expected Final Maturity    5/25/2020       2/25/2017       11/25/2014
         Window                      37 - 194        38 - 155        40 - 128

M-3      WAL (yrs)                     6.86            5.52            4.71
         First Payment Date         4/25/2007       5/25/2007       6/25/2007
         Expected Final Maturity    4/25/2018       6/25/2015       6/25/2013
         Window                      37 - 169        38 - 135        39 - 111

B-1      WAL (yrs)                     6.78            5.45            4.64
         First Payment Date         4/25/2007       4/25/2007       5/25/2007
         Expected Final Maturity    6/25/2017       10/25/2014      11/25/2012
         Window                      37 - 159        37 - 127        38 - 104

B-2      WAL (yrs)                     6.66            5.33            4.54
         First Payment Date         4/25/2007       4/25/2007       5/25/2007
         Expected Final Maturity    5/25/2016       11/25/2013      2/25/2012
         Window                      37 - 146        37 - 116        38 - 95

B-3      WAL (yrs)                     6.43            5.15            4.37
         First Payment Date         4/25/2007       4/25/2007       4/25/2007
         Expected Final Maturity    3/25/2015       12/25/2012      5/25/2011
         Window                      37 - 132        37 - 105        37 - 86


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)


Distribution Date     A-2 Cap (%)      M-1 Cap (%)     M-2 Cap (%)     M-3 Cap (%)    B-1 Cap (%)      B-2 Cap (%)     B-3 Cap (%)
-----------------    ------------     ------------    ------------    ------------   ------------     ------------    ------------
                      Actual/360       Actual/360      Actual/360      Actual/360     Actual/360       Actual/360      Actual/360
April 2004                9.25            9.25            9.25            9.25            9.25            9.25            9.25
May 2004                  9.25            9.25            9.25            9.25            9.25            9.25            9.25
June 2004                 9.25            9.25            9.25            9.25            9.25            9.25            9.25
July 2004                 9.25            9.25            9.25            9.25            9.25            9.25            9.25
August 2004               9.25            9.25            9.25            9.25            9.25            9.25            9.25
September 2004            9.25            9.25            9.25            9.25            9.25            9.25            9.25
October 2004              9.25            9.25            9.25            9.25            9.25            9.25            9.25
November 2004             9.25            9.25            9.25            9.25            9.25            9.25            9.25
December 2004             9.25            9.25            9.25            9.25            9.25            9.25            9.25
January 2005              9.25            9.25            9.25            9.25            9.25            9.25            9.25
February 2005             9.25            9.25            9.25            9.25            9.25            9.25            9.25
March 2005                9.25            9.25            9.25            9.25            9.25            9.25            9.25
April 2005                9.25            9.25            9.25            9.25            9.25            9.25            9.25
May 2005                  9.25            9.25            9.25            9.25            9.25            9.25            9.25
June 2005                 9.25            9.25            9.25            9.25            9.25            9.25            9.25
July 2005                 9.25            9.25            9.25            9.25            9.25            9.25            9.25
August 2005               9.25            9.25            9.25            9.25            9.25            9.25            9.25
September 2005            9.25            9.25            9.25            9.25            9.25            9.25            9.25
October 2005              9.25            9.25            9.25            9.25            9.25            9.25            9.25
November 2005             9.25            9.25            9.25            9.25            9.25            9.25            9.25
December 2005             9.25            9.25            9.25            9.25            9.25            9.25            9.25
January 2006              9.27            9.25            9.25            9.25            9.25            9.25            9.25
February 2006             9.28            9.25            9.25            9.25            9.25            9.25            9.25
March 2006               10.30            9.79            9.79            9.79            9.79            9.79            9.79
April 2006                9.32            9.25            9.25            9.25            9.25            9.25            9.25
May 2006                  9.64            9.25            9.25            9.25            9.25            9.25            9.25
June 2006                 9.37            9.25            9.25            9.25            9.25            9.25            9.25
July 2006                10.38            9.80            9.80            9.80            9.80            9.80            9.80
August 2006              10.07            9.49            9.49            9.49            9.49            9.49            9.49
September 2006           10.09            9.49            9.49            9.49            9.49            9.49            9.49
October 2006             10.19            9.55            9.55            9.55            9.55            9.55            9.55
November 2006             9.89            9.24            9.24            9.24            9.24            9.24            9.24
December 2006            10.27            9.57            9.57            9.57            9.57            9.57            9.57
January 2007             10.78           10.03           10.03           10.03           10.03           10.03           10.03
February 2007            10.81           10.03           10.03           10.03           10.03           10.03           10.03
March 2007               12.01           11.11           11.11           11.11           11.11           11.11           11.11


(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)

Distribution Date      A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)      M-3 Cap (%)      B-1 Cap (%)     B-2 Cap (%)    B-3 Cap (%)
-----------------     ------------    ------------     ------------     ------------     ------------    ------------   ------------
                       Actual/360      Actual/360       Actual/360       Actual/360       Actual/360      Actual/360     Actual/360
April 2007                27.96           10.03            10.03            10.03            10.03           10.03          10.03
May 2007                  13.28           10.36            10.36            10.36            10.36           10.36          10.36
June 2007                 12.80           10.04            10.04            10.04            10.04           10.04          10.04
July 2007                 13.88           11.07            11.07            11.07            11.07           11.07          11.07
August 2007               13.37           10.72            10.72            10.72            10.72           10.72          10.72
September 2007            13.33           10.72            10.72            10.72            10.72           10.72          10.72
October 2007              13.77           11.07            11.07            11.07            11.07           11.07          11.07
November 2007             13.33           10.71            10.71            10.71            10.71           10.71          10.71
December 2007             13.77           11.07            11.07            11.07            11.07           11.07          11.07
January 2008              13.39           10.77            10.77            10.77            10.77           10.77          10.77
February 2008             13.39           10.77            10.77            10.77            10.77           10.77          10.77
March 2008                14.31           11.51            11.51            11.51            11.51           11.51          11.51
April 2008                13.39           10.76            10.76            10.76            10.76           10.76          10.76
May 2008                  13.83           11.12            11.12            11.12            11.12           11.12          11.12
June 2008                 13.39           10.77            10.77            10.77            10.77           10.77          10.77
July 2008                 13.88           11.17            11.17            11.17            11.17           11.17          11.17
August 2008               13.43           10.81            10.81            10.81            10.81           10.81          10.81
September 2008            13.43           10.81            10.81            10.81            10.81           10.81          10.81
October 2008              13.88           11.17            11.17            11.17            11.17           11.17          11.17
November 2008             13.43           10.80            10.80            10.80            10.80           10.80          10.80
December 2008             13.87           11.16            11.16            11.16            11.16           11.16          11.16
January 2009              13.43           10.80            10.80            10.80            10.80           10.80          10.80
February 2009             13.42           10.80            10.80            10.80            10.80           10.80          10.80
March 2009                14.86           11.95            11.95            11.95            11.95           11.95          11.95
April 2009                13.42           10.80            10.80            10.80            10.80           10.80          10.80
May 2009                  13.87           11.15            11.15            11.15            11.15           11.15          11.15
June 2009                 13.42           10.79            10.79            10.79            10.79           10.79          10.79
July 2009                 13.87           11.15            11.15            11.15            11.15           11.15          11.15
August 2009               13.42           10.79            10.79            10.79            10.79           10.79          10.79
September 2009            13.42           10.79            10.79            10.79            10.79           10.79          10.79
October 2009              13.86           11.15            11.15            11.15            11.15           11.15          11.15
November 2009             13.41           10.79            10.79            10.79            10.79           10.79          10.79
December 2009             13.86           11.14            11.14            11.14            11.14           11.14          11.14
January 2010              13.41           10.78            10.78            10.78            10.78           10.78          10.78
February 2010             13.41           10.78            10.78            10.78            10.78           10.78          10.78
March 2010                14.85           11.94            11.94            11.94            11.94           11.94          11.94
April 2010                13.41           10.78            10.78            10.78            10.78           10.78          10.78


(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)


Distribution Date      A-2 Cap (%)     M-1 Cap (%)      M-2 Cap (%)      M-3 Cap (%)      B-1 Cap (%)     B-2 Cap (%)    B-3 Cap (%)
-----------------     ------------    ------------     ------------     ------------     ------------    ------------   ------------
                       Actual/360      Actual/360       Actual/360       Actual/360       Actual/360      Actual/360     Actual/360
May 2010                  13.86           11.14            11.14            11.14            11.14           11.14          11.14
June 2010                 13.41           10.78            10.78            10.78            10.78           10.78          10.78
July 2010                 13.85           11.13            11.13            11.13            11.13           11.13          11.13
August 2010               13.41           10.77            10.77            10.77            10.77           10.77          10.77
September 2010            13.40           10.77            10.77            10.77            10.77           10.77          10.77
October 2010              13.85           11.13            11.13            11.13            11.13           11.13          11.13
November 2010             13.40           10.77            10.77            10.77            10.77           10.77          10.77
December 2010             13.85           11.13            11.13            11.13            11.13           11.13          11.13
January 2011              13.40           10.77            10.77            10.77            10.77           10.77          10.77
February 2011             13.40           10.77            10.77            10.77            10.77           10.77          10.77
March 2011                14.83           11.92            11.92            11.92            11.92           11.92          11.92
April 2011                13.40           10.76            10.76            10.76            10.76           10.76          10.76
May 2011                  13.84           11.12            11.12            11.12            11.12           11.12          11.12
June 2011                 13.40           10.76            10.76            10.76            10.76           10.76          10.76
July 2011                 13.84           11.12            11.12            11.12            11.12           11.12          11.12
August 2011               13.40           10.76            10.76            10.76            10.76           10.76          10.76
September 2011            13.39           10.76            10.76            10.76            10.76           10.76          10.76
October 2011              12.41           11.11            11.11            11.11            11.11           11.11          11.11
November 2011             11.44           10.75            10.75            10.75            10.75           10.75          10.75
December 2011             11.84           11.11            11.11            11.11            11.11           11.11          11.11
January 2012              11.48           10.75            10.75            10.75            10.75           10.75          10.75
February 2012             11.50           10.75            10.75            10.75            10.75           10.75          10.75
March 2012                12.31           11.49            11.49            11.49            11.49           11.49          11.49
April 2012                11.53           10.75            10.75            10.75            10.75           10.75          10.75
May 2012                  11.94           11.10            11.10            11.10            11.10           11.10          11.10
June 2012                 11.57           10.75            10.75            10.75            10.75           10.75          10.75
July 2012                 11.98           11.10            11.10            11.10            11.10           11.10          11.10
August 2012               11.62           10.74            10.74            10.74            10.74           10.74          10.74
September 2012            11.64           10.74            10.74            10.74            10.74           10.74          10.74
October 2012              12.05           11.10            11.10            11.10            11.10           11.10          11.10
November 2012             11.69           10.74            10.74            10.74            10.74           10.74          10.74
December 2012             12.10           11.10            11.10            11.10            11.10           11.10          11.10
January 2013              11.73           10.74            10.74            10.74            10.74           10.74          10.74
February 2013             11.76           10.74            10.74            10.74            10.74           10.74          10.74
March 2013                13.05           11.89            11.89            11.89            11.89           11.89          11.89
April 2013                11.81           10.73            10.73            10.73            10.73           10.73          10.73
May 2013                  12.24           11.09            11.09            11.09            11.09           11.09          11.09


(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)


Distribution Date     A-2 Cap (%)     M-1 Cap (%)     M-2 Cap (%)     M-3 Cap (%)     B-1 Cap (%)     B-2 Cap (%)       B-3 Cap (%)
-----------------    ------------    ------------    ------------    ------------    ------------    ------------      ------------
                      Actual/360      Actual/360      Actual/360      Actual/360      Actual/360      Actual/360        Actual/360
June 2013                11.87           10.73           10.73           10.73           10.73           10.73              --
July 2013                12.29           11.09           11.09           11.09           11.09           11.09              --
August 2013              11.93           10.73           10.73           10.73           10.73           10.73              --
September 2013           11.96           10.73           10.73           10.73           10.73           10.73              --
October 2013             12.39           11.09           11.09           11.09           11.09           11.09              --
November 2013            12.02           10.73           10.73           10.73           10.73           10.73              --
December 2013            12.46           11.08           11.08           11.08           11.08           11.08              --
January 2014             12.09           10.73           10.73           10.73           10.73           10.73              --
February 2014            12.12           10.72           10.72           10.72           10.72           10.72              --
March 2014               13.46           11.87           11.87           11.87           11.87           11.87              --
April 2014               12.20           10.72           10.72           10.72           10.72           10.72              --
May 2014                 12.64           11.08           11.08           11.08           11.08           11.08              --
June 2014                12.27           10.72           10.72           10.72           10.72              --              --
July 2014                12.72           11.08           11.08           11.08           11.08              --              --
August 2014              12.35           10.72           10.72           10.72           10.72              --              --
September 2014           12.39           10.72           10.72           10.72           10.72              --              --
October 2014             12.85           11.07           11.07           11.07           11.07              --              --
November 2014            12.48           10.72           10.72           10.72           10.72              --              --
December 2014            12.94           11.07           11.07           11.07           11.07              --              --
January 2015             12.57           10.71           10.71           10.71           10.71              --              --
February 2015            12.62           10.71           10.71           10.71           10.71              --              --
March 2015               14.03           11.86           11.86           11.86           11.86              --              --
April 2015               12.72           10.71           10.71           10.71           10.71              --              --
May 2015                 13.20           11.07           11.07           11.07              --              --              --
June 2015                12.82           10.71           10.71           10.71              --              --              --
July 2015                13.31           11.07           11.07           11.07              --              --              --
August 2015              12.93           10.71           10.71           10.71              --              --              --
September 2015           12.99           10.71           10.71           10.71              --              --              --
October 2015             13.49           11.06           11.06           11.06              --              --              --
November 2015            13.11           10.71           10.71           10.71              --              --              --
December 2015            13.61           11.06           11.06           11.06              --              --              --
January 2016             13.24           10.70           10.70           10.70              --              --              --
February 2016            13.30           10.70           10.70              --              --              --              --
March 2016               14.29           11.44           11.44              --              --              --              --
April 2016               13.44           10.70           10.70              --              --              --              --
May 2016                 13.96           11.06           11.06              --              --              --              --
June 2016                13.58           10.70           10.70              --              --              --              --



(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)


Distribution Date     A-2 Cap (%)      M-1 Cap (%)     M-2 Cap (%)      M-3 Cap (%)     B-1 Cap (%)     B-2 Cap (%)    B-3 Cap (%)
-----------------    ------------     ------------    ------------     ------------    ------------    ------------   ------------
                      Actual/360       Actual/360      Actual/360       Actual/360      Actual/360      Actual/360     Actual/360
July 2016                14.11           11.06           11.06              --              --              --              --
August 2016              13.73           10.70           10.70              --              --              --              --
September 2016           13.81           10.70           10.70              --              --              --              --
October 2016             14.35           11.06           11.06              --              --              --              --
November 2016            13.97           10.70           10.70              --              --              --              --
December 2016            14.53           11.05           11.05              --              --              --              --
January 2017             14.14           10.70           10.70              --              --              --              --
February 2017            14.23           10.70           10.70              --              --              --              --
March 2017               15.86           11.84           11.84              --              --              --              --
April 2017               14.42           10.70           10.70              --              --              --              --
May 2017                 15.00           11.05           11.05              --              --              --              --
June 2017                14.62           10.70           10.70              --              --              --              --
July 2017                15.21           11.05           11.05              --              --              --              --
August 2017              14.82           10.69           10.69              --              --              --              --
September 2017           14.93           10.69           10.69              --              --              --              --
October 2017             15.54           11.05           11.05              --              --              --              --
November 2017            15.15           10.69              --              --              --              --              --
December 2017            15.78           11.05              --              --              --              --              --
January 2018             15.39           10.69              --              --              --              --              --
February 2018            15.51           10.69              --              --              --              --              --
March 2018               17.31           11.84              --              --              --              --              --
April 2018               15.77           10.69              --              --              --              --              --
May 2018                 16.43           11.05              --              --              --              --              --
June 2018                16.04           10.69              --              --              --              --              --
July 2018                16.72           11.05              --              --              --              --              --
August 2018              16.32           10.69              --              --              --              --              --
September 2018           16.47           10.69              --              --              --              --              --
October 2018             17.18           11.05              --              --              --              --              --
November 2018            16.78           10.69              --              --              --              --              --
December 2018            17.51           11.05              --              --              --              --              --
January 2019             17.11           10.69              --              --              --              --              --
February 2019            17.27           10.69              --              --              --              --              --
March 2019               19.33              --              --              --              --              --              --
April 2019               17.75              --              --              --              --              --              --
May 2019                 18.67              --              --              --              --              --              --
June 2019                18.40              --              --              --              --              --              --
July 2019                19.38              --              --              --              --              --              --
August 2019              19.14              --              --              --              --              --              --


(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap)(1)(2)


Distribution Date     A-2 Cap (%)       M-1 Cap (%)     M-2 Cap (%)     M-3 Cap (%)     B-1 Cap (%)     B-2 Cap (%)     B-3 Cap (%)
-----------------    ------------      ------------    ------------    ------------    ------------    ------------    ------------
                      Actual/360        Actual/360      Actual/360      Actual/360      Actual/360      Actual/360      Actual/360
September 2019           19.54              --              --              --              --              --              --
October 2019             20.65              --              --              --              --              --              --
November 2019            20.45              --              --              --              --              --              --
December 2019            21.66              --              --              --              --              --              --
January 2020             21.51              --              --              --              --              --              --
February 2020            22.10              --              --              --              --              --              --
March 2020               24.31              --              --              --              --              --              --
April 2020               23.45              --              --              --              --              --              --
May 2020                 25.02              --              --              --              --              --              --
June 2020                25.06              --              --              --              --              --              --
July 2020                26.86              --              --              --              --              --              --
August 2020              27.03              --              --              --              --              --              --
September 2020           28.18              --              --              --              --              --              --
October 2020             30.45              --              --              --              --              --              --
November 2020            30.92              --              --              --              --              --              --
December 2020            33.67              --              --              --              --              --              --
January 2021             34.48              --              --              --              --              --              --
February 2021            36.68              --              --              --              --              --              --
March 2021               43.47              --              --              --              --              --              --
April 2021               42.33              --              --              --              --              --              --
May 2021                 47.57              --              --              --              --              --              --
June 2021                50.61              --              --              --              --              --              --
July 2021                58.27              --              --              --              --              --              --
August 2021              63.94              --              --              --              --              --              --
September 2021           74.24              --              --              --              --              --              --
October 2021             92.19              --              --              --              --              --              --
November 2021            113.12             --              --              --              --              --              --
December 2021            163.40             --              --              --              --              --              --
January 2022             280.28             --              --              --              --              --              --
February 2022            481.60             --              --              --              --              --              --
March 2022                  *               --              --              --              --              --              --
April 2022                  --              --              --              --              --              --              --


*On March 2022, the Class A-2 Certificate Balance have a balance of $18,208 and are paid $300,528 in interest.

(1) Annualized interest rate based on total interest paid to the applicable class of certificates including Accrued Certificate Interest, Unpaid Interest Amounts and Basis Risk CarryForward Amounts divided by the current Class Certificate Balance. This includes any payments made from the applicable Interest Rate Cap Agreement.

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

--------------------------------------------------------------------------------
    Barclays Capital - Asset Securitization Group              February 23, 2004
    Securitized Asset Backed Receivables LLC Trust 2004-OP1

--------------------------------------------------------------------------------


                          Interest Rate Cap Schedules


                               Class A-2 Cap Notional Balance                        Class M Cap Notional Balance
                    -------------------------------------------------   -------------------------------------------------

Distribution Date    Balance ($)    Strike %   Ceiling %  Multiplier     Balance ($)    Strike %   Ceiling %  Multiplier
-----------------    -----------    --------   ---------  ----------     -----------    --------   ---------  ----------
April 2004           41,551,800      6.900       8.930      10.000       23,979,100      6.060       8.290      10.000
May 2004             40,529,995      7.150       8.930      10.000       23,979,100      6.290       8.290      10.000
June 2004            39,512,014      6.910       8.930      10.000       23,979,100      6.060       8.290      10.000
July 2004            38,497,511      7.160       8.930      10.000       23,979,100      6.290       8.290      10.000
August 2004          37,486,210      6.920       8.930      10.000       23,979,100      6.060       8.290      10.000
September 2004       36,477,921      6.930       8.930      10.000       23,979,100      6.060       8.290      10.000
October 2004         35,472,541      7.170       8.930      10.000       23,979,100      6.290       8.290      10.000
November 2004        34,470,052      6.940       8.930      10.000       23,979,100      6.060       8.290      10.000
December 2004        33,470,520      7.190       8.930      10.000       23,979,100      6.290       8.290      10.000
January 2005         32,474,095      6.950       8.930      10.000       23,979,100      6.060       8.290      10.000
February 2005        31,481,007      6.860       8.930      10.000       23,979,100      5.960       8.290      10.000
March 2005           30,491,729      7.640       8.930      10.000       23,979,100      6.700       8.290      10.000
April 2005           29,522,836      6.880       8.930      10.000       23,979,100      5.960       8.290      10.000
May 2005             28,576,810      7.130       8.930      10.000       23,979,100      6.190       8.290      10.000
June 2005            27,653,192      6.890       8.930      10.000       23,979,100      5.960       8.290      10.000
July 2005            26,751,454      7.150       8.930      10.000       23,979,100      6.190       8.290      10.000
August 2005          25,871,082      6.910       8.930      10.000       23,979,100      5.960       8.290      10.000
September 2005       25,011,571      6.920       8.930      10.000       23,979,100      5.960       8.290      10.000
October 2005         24,172,431      7.180       8.930      10.000       23,979,100      6.190       8.290      10.000
November 2005        23,353,180      6.950       8.930      10.000       23,979,100      5.960       8.290      10.000
December 2005        22,553,351      7.250       8.930      10.000       23,979,100      6.230       8.290      10.000
January 2006                 --         --          --          --       23,979,100      7.880       8.290      10.000
February 2006                --         --          --          --       23,979,100      7.890       8.290      10.000
March 2006                   --         --          --          --       23,979,100      8.290       8.290      10.000
April 2006                   --         --          --          --       23,979,100      7.880       8.290      10.000
May 2006                     --         --          --          --       23,979,100      8.180       8.290      10.000
June 2006                    --         --          --          --       23,979,100      7.890       8.290      10.000
July 2006                    --         --          --          --               --         --          --          --

(Table continues below)

                              Class B Cap Notional Balance
                    ------------------------------------------------

Distribution Date    Balance ($)   Strike %   Ceiling %  Multiplier
-----------------    -----------   --------   ---------  ----------

April 2004            7,068,500     4.870       7.100      10.000
May 2004              7,068,500     5.100       7.100      10.000
June 2004             7,068,500     4.870       7.100      10.000
July 2004             7,068,500     5.100       7.100      10.000
August 2004           7,068,500     4.870       7.100      10.000
September 2004        7,068,500     4.870       7.100      10.000
October 2004          7,068,500     5.100       7.100      10.000
November 2004         7,068,500     4.870       7.100      10.000
December 2004         7,068,500     5.100       7.100      10.000
January 2005          7,068,500     4.870       7.100      10.000
February 2005         7,068,500     4.770       7.100      10.000
March 2005            7,068,500     5.510       7.100      10.000
April 2005            7,068,500     4.770       7.100      10.000
May 2005              7,068,500     5.000       7.100      10.000
June 2005             7,068,500     4.770       7.100      10.000
July 2005             7,068,500     5.000       7.100      10.000
August 2005           7,068,500     4.770       7.100      10.000
September 2005        7,068,500     4.770       7.100      10.000
October 2005          7,068,500     5.000       7.100      10.000
November 2005         7,068,500     4.770       7.100      10.000
December 2005         7,068,500     5.040       7.100      10.000
January 2006          7,068,500     6.690       7.100      10.000
February 2006         7,068,500     6.700       7.100      10.000
March 2006            7,068,500     7.100       7.100      10.000
April 2006            7,068,500     6.690       7.100      10.000
May 2006              7,068,500     6.990       7.100      10.000
June 2006             7,068,500     6.700       7.100      10.000
July 2006                    --        --          --          --


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663.

This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.


[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
All records
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
As-of / Cut-off Date: 2004-03-01
Number of Mortgage Loans: 11,405
Aggregate Principal Balance ($): 1,789,485,622
Weighted Average Current Mortgage Rate (%): 7.575
Non-Zero Weighted Average Margin (%):             5.605
Non-Zero Weighted Average Maximum Rate (%): 13.639
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 356
Weighted Average Stated Remaining Term (months): 353
Weighted Average Combined Original LTV (%): 78.01
% First Liens: 99.79
% Owner Occupied: 93.84
% Purchase: 25.56
% Full Documentation: 63.91
Non-Zero Weighted Average FICO Score:  606
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Mortgage     Weighted     Weighted
                                                                           Loan Pool by     Average       Average       Weighted
                                       Number of        Aggregate            Aggregate       Gross       Remaining      Average
Product                                Mortgage        Cut-off Date         Cut-off Date    Interest       Term         Combined
Types                                    Loans      Principal Balance    Principal Balance    Rate       (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                             10        $      709,912           0.04%          8.218%        117          62.00%
Fixed - 15 Year                            227            24,114,343           1.35           7.591         177          69.18
Fixed - 20 Year                            132            14,133,907           0.79           7.842         237          74.04
Fixed - 30 Year                          2,616           416,580,721          23.28           7.424         357          75.53
ARM - 6 Month                               11             1,740,280           0.10           7.928         352          83.00
ARM - 15 Year/6 Month LIBOR                 11             1,365,203           0.08           7.454         356          72.41
ARM - 2 Year/6 Month LIBOR               7,677         1,229,984,860          68.73           7.612         357          79.08
ARM - 2 Year/6 Month LIBOR/15 Year          40             3,465,638           0.19           7.988         177          70.88
ARM - 3 Year/6 Month LIBOR                 679            96,963,119           5.42           7.687         357          78.19
ARM - 3 Year/6 Month LIBOR/15 Year           2               427,638           0.02           6.976         176          79.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  11,405        $1,789,485,622         100.00%          7.575%        353          78.01%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                           % of Mortgage     Weighted     Weighted
Range of                                                                    Loan Pool by     Average       Average      Weighted
Gross                                   Number of        Aggregate            Aggregate       Gross       Remaining     Average
Interest                                Mortgage        Cut-off Date         Cut-off Date    Interest       Term        Combined
Rates (%)                                 Loans      Principal Balance    Principal Balance    Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
3.000% - 3.999%                              1        $      206,650           0.01%          3.350%        356          80.00%
4.000% - 4.999%                              5               940,171           0.05           4.894         357          76.53
5.000% - 5.999%                            497           108,092,252           6.04           5.693         355          73.22
6.000% - 6.999%                          2,644           518,991,467          29.00           6.612         352          76.22
7.000% - 7.999%                          3,781           601,485,068          33.61           7.539         353          79.10
8.000% - 8.999%                          2,858           385,082,015          21.52           8.488         353          79.90
9.000% - 9.999%                          1,189           133,610,845           7.47           9.452         352          78.80
10.000% - 10.999%                          329            33,198,904           1.86          10.417         351          77.44
11.000% - 11.999%                           85             6,929,684           0.39          11.365         348          75.09
12.000% - 12.999%                           15               898,750           0.05          12.432         348          70.53
13.000% - 13.999%                            1                49,817           0.00          13.000         178          57.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                                  11,405        $1,789,485,622         100.00%          7.575%        353          78.01%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.350%
Maximum: 13.000%
Weighted Average: 7.575%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
All records
================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Mortgage      Weighted     Weighted
Range of                                                                   Loan Pool by      Average       Average      Weighted
Cut-off                             Number of          Aggregate            Aggregate         Gross       Remaining     Average
Date Principal                      Mortgage          Cut-off Date         Cut-off Date      Interest       Term        Combined
Balances ($)                          Loans        Principal Balance    Principal Balance      Rate       (months)  Original LTV (%)
-----------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                      148          $    7,366,464            0.41%           8.715%         312         63.15%
$50,001 - $75,000                    1,756             110,867,090            6.20            8.513          344         76.91
$75,001 - $100,000                   1,757             154,569,538            8.64            8.175          351         77.96
$100,001 - $125,000                  1,590             178,583,143            9.98            7.878          351         78.36
$125,001 - $150,000                  1,421             195,181,910           10.91            7.687          352         77.64
$150,001 - $175,000                  1,094             177,149,933            9.90            7.527          354         78.00
$175,001 - $200,000                    865             162,478,908            9.08            7.483          354         77.55
$200,001 - $225,000                    692             147,217,841            8.23            7.357          355         77.76
$225,001 - $250,000                    512             121,451,388            6.79            7.419          355         77.97
$250,001 - $275,000                    388             101,827,591            5.69            7.243          356         78.19
$275,001 - $300,000                    307              88,155,490            4.93            7.277          353         78.13
$300,001 - $325,000                    194              60,695,160            3.39            7.262          356         79.27
$325,001 - $350,000                    178              60,080,755            3.36            7.245          357         80.88
$350,001 - $375,000                    113              40,972,070            2.29            7.053          354         80.01
$375,001 - $400,000                    118              45,914,315            2.57            7.200          354         78.08
$400,001 - $425,000                     61              25,100,398            1.40            7.218          355         80.01
$425,001 - $450,000                     48              21,061,112            1.18            7.196          356         77.62
$450,001 - $475,000                     28              12,985,778            0.73            7.012          357         83.08
$475,001 - $500,000                     49              24,122,978            1.35            7.096          357         78.89
$500,001 - $750,000                     74              42,587,032            2.38            7.056          354         78.19
$750,001 - $1,000,000                   11               9,640,497            0.54            6.461          356         63.80
$1,000,001 >=                            1               1,476,230            0.08            6.850          357         78.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                              11,405          $1,789,485,622          100.00%           7.575%         353         78.01%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $46,404
Maximum: $1,476,230
Average: $156,904
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Mortgage      Weighted     Weighted
                                                                           Loan Pool by      Average       Average      Weighted
Original                            Number of          Aggregate            Aggregate         Gross       Remaining     Average
Terms                               Mortgage          Cut-off Date         Cut-off Date      Interest       Term        Combined
(month)                               Loans        Principal Balance    Principal Balance      Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
120                                     10          $      709,912            0.04%           8.218%         117         62.00%
180                                    270              28,062,234            1.57            7.634          177         69.60
240                                    132              14,133,907            0.79            7.842          237         74.04
360                                 10,993           1,746,579,568           97.60            7.571          357         78.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                              11,405          $1,789,485,622          100.00%           7.575%         353         78.01%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 356
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
Range of                                                                  Loan Pool by       Average       Average      Weighted
Remaining                           Number of          Aggregate           Aggregate          Gross       Remaining     Average
Terms                               Mortgage          Cut-off Date        Cut-off Date       Interest       Term        Combined
(month)                               Loans        Principal Balance   Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                10          $      709,912            0.04%           8.218%         117         62.00%
121 - 180                              270              28,062,234            1.57            7.634          177         69.60
181 - 240                              132              14,133,907            0.79            7.842          237         74.04
301 - 360                           10,993           1,746,579,568           97.60            7.571          357         78.18
------------------------------------------------------------------------------------------------------------------------------------
Total:                              11,405          $1,789,485,622          100.00%           7.575%         353         78.01%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 116
Maximum: 358
Weighted Average: 353
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
Range of                                                                  Loan Pool by       Average       Average      Weighted
Combined                            Number of          Aggregate           Aggregate          Gross       Remaining     Average
Original                            Mortgage          Cut-off Date        Cut-off Date       Interest       Term        Combined
LTV Ratio (%)                         Loans        Principal Balance   Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                          2          $       99,326            0.01%           8.000%         267         13.11%
15.01% - 20.00%                          6                 392,766            0.02            7.426          334         18.42
20.01% - 25.00%                         24               2,230,552            0.12            7.547          335         22.75
25.01% - 30.00%                         24               2,253,370            0.13            7.387          320         28.11
30.01% - 35.00%                         56               6,787,980            0.38            7.189          342         32.65
35.01% - 40.00%                         69               8,000,246            0.45            7.154          341         37.81
40.01% - 45.00%                        102              14,204,549            0.79            7.149          343         42.59
45.01% - 50.00%                        167              23,523,432            1.31            7.219          349         47.81
50.01% - 55.00%                        218              33,972,522            1.90            7.267          345         53.10
55.01% - 60.00%                        350              53,769,629            3.00            7.297          349         57.75
60.01% - 65.00%                        652             105,092,710            5.87            7.512          352         63.51
65.01% - 70.00%                        916             152,648,734            8.53            7.397          351         68.83
70.01% - 75.00%                      1,317             214,853,849           12.01            7.668          352         74.03
75.01% - 80.00%                      3,965             610,006,551           34.09            7.561          354         79.65
80.01% - 85.00%                        803             122,826,979            6.86            7.521          353         84.47
85.01% - 90.00%                      1,693             273,515,984           15.28            7.770          355         89.74
90.01% - 95.00%                        971             155,460,947            8.69            7.689          355         94.76
95.01% - 100.00%                        70               9,845,496            0.55            7.974          352         99.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                              11,405          $1,789,485,622          100.00%           7.575%         353         78.01%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 11.71%
Maximum: 100.00%
Weighted Average: 78.01%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
Range                                                                     Loan Pool by       Average       Average      Weighted
of                                  Number of          Aggregate           Aggregate          Gross       Remaining     Average
Gross                               Mortgage          Cut-off Date        Cut-off Date       Interest       Term        Combined
Margins (%)                           Loans        Principal Balance   Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    2,985           $  455,538,883           25.46%           7.447%         343         75.13%
2.550% - 3.500%                       105               23,518,406            1.31            5.870          356         72.15
3.501% - 4.000%                       323               67,719,489            3.78            6.113          356         72.77
4.001% - 4.500%                       696              134,745,234            7.53            6.474          356         76.69
4.501% - 5.000%                     1,109              195,421,206           10.92            6.907          356         79.01
5.001% - 5.500%                     1,482              245,975,003           13.75            7.341          356         80.32
5.501% - 6.000%                     1,482              221,286,276           12.37            7.813          356         80.04
6.001% - 6.500%                     1,253              184,279,481           10.30            8.190          356         79.70
6.501% - 7.000%                       900              124,416,769            6.95            8.564          355         79.81
7.001% - 7.500%                       477               63,361,083            3.54            8.960          356         80.64
7.501% - 8.000%                       401               50,183,474            2.80            9.576          356         78.56
8.001% - 8.500%                       116               14,630,441            0.82            9.798          356         79.85
8.501% - 9.000%                        42                4,909,435            0.27           10.119          357         80.30
9.001% - 9.500%                        23                2,407,333            0.13           10.677          357         76.57
9.501% - 10.000%                        6                  556,715            0.03           10.244          339         80.16
10.001% - 10.500%                       5                  536,393            0.03           10.992          356         84.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                             11,405           $1,789,485,622          100.00%           7.575%         353         78.01%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.550%
Maximum: 10.500%
Non-Zero Weighted Average: 5.605%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Range                                                                    % of Mortgage       Weighted     Weighted
of                                                                        Loan Pool by       Average       Average      Weighted
Minimum                           Number of           Aggregate            Aggregate          Gross       Remaining     Average
Mortgage                          Mortgage           Cut-off Date         Cut-off Date       Interest       Term        Combined
Rates (%)                           Loans         Principal Balance    Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    2,985           $  455,538,883           25.46%           7.447%         343         75.13%
3.350% - 3.500%                         1                  206,650            0.01            3.350          356         80.00
4.501% - 5.000%                         5                  940,171            0.05            4.894          357         76.53
5.001% - 5.500%                       128               28,660,391            1.60            5.305          357         73.52
5.501% - 6.000%                       320               68,410,662            3.82            5.832          356         74.12
6.001% - 6.500%                       647              134,816,375            7.53            6.330          356         77.80
6.501% - 7.000%                     1,146              217,265,465           12.14            6.816          356         79.30
7.001% - 7.500%                     1,212              200,209,534           11.19            7.310          356         79.56
7.501% - 8.000%                     1,566              243,697,926           13.62            7.794          356         80.15
8.001% - 8.500%                     1,122              161,510,827            9.03            8.290          356         80.05
8.501% - 9.000%                     1,087              142,598,993            7.97            8.770          356         79.58
9.001% - 9.500%                       529               63,811,109            3.57            9.274          356         79.74
9.501% - 10.000%                      373               42,737,688            2.39            9.788          356         78.02
10.001% - 10.500%                     136               14,932,756            0.83           10.249          355         77.99
10.501% - 11.000%                      94                9,806,413            0.55           10.791          357         75.93
11.001% - 11.500%                      30                2,583,665            0.14           11.239          357         72.88
11.501% - 12.000%                      15                1,266,753            0.07           11.725          357         76.55
12.001% - 12.500%                       7                  377,740            0.02           12.242          356         66.44
12.501% - 13.000%                       2                  113,623            0.01           12.779          355         65.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             11,405           $1,789,485,622          100.00%           7.575%         353         78.01%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.350%
Maximum: 12.900%
Non-Zero Weighted Average: 7.618%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Range                                                                    % of Mortgage       Weighted     Weighted
of                                                                        Loan Pool by       Average       Average      Weighted
Maximum                           Number of           Aggregate            Aggregate          Gross       Remaining     Average
Mortgage                          Mortgage           Cut-off Date         Cut-off Date       Interest       Term        Combined
Rates (%)                           Loans         Principal Balance    Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    2,985           $  455,538,883           25.46%           7.447%         343         75.13%
9.350% - 9.500%                         1                  206,650            0.01            3.350          356         80.00
10.001% - 10.500%                       1                  177,965            0.01            7.500          356         83.02
10.501% - 11.000%                       5                  940,171            0.05            4.894          357         76.53
11.001% - 11.500%                     130               28,954,057            1.62            5.332          357         73.90
11.501% - 12.000%                     318               67,781,652            3.79            5.837          356         74.08
12.001% - 12.500%                     626              128,339,533            7.17            6.324          357         77.75
12.501% - 13.000%                   1,124              211,880,048           11.84            6.810          356         79.25
13.001% - 13.500%                   1,203              200,413,669           11.20            7.285          356         79.46
13.501% - 14.000%                   1,564              244,522,553           13.66            7.770          356         80.14
14.001% - 14.500%                   1,138              165,282,216            9.24            8.250          356         80.04
14.501% - 15.000%                   1,103              146,185,593            8.17            8.737          356         79.65
15.001% - 15.500%                     535               65,052,062            3.64            9.244          356         79.82
15.501% - 16.000%                     381               44,086,379            2.46            9.756          356         78.05
16.001% - 16.500%                     140               15,602,368            0.87           10.206          355         78.18
16.501% - 17.000%                      94                9,690,136            0.54           10.752          357         75.24
17.001% - 17.500%                      30                2,583,665            0.14           11.239          357         72.88
17.501% - 18.000%                      18                1,756,658            0.10           11.473          356         79.99
18.001% - 18.500%                       7                  377,740            0.02           12.242          356         66.44
18.501% - 19.000%                       2                  113,623            0.01           12.779          355         65.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             11,405           $1,789,485,622          100.00%           7.575%         353         78.01%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 9.350%
Maximum: 18.900%
Non-Zero Weighted Average: 13.639%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
                                                                          Loan Pool by       Average       Average      Weighted
                                  Number of           Aggregate            Aggregate          Gross       Remaining     Average
                                  Mortgage           Cut-off Date         Cut-off Date       Interest       Term        Combined
Initial Cap (%)                     Loans         Principal Balance    Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    2,985           $  455,538,883           25.46%           7.447%         343         75.13%
1.000%                                 14                2,532,695            0.14            7.683          353         81.83
2.000%                                 34                9,435,578            0.53            6.824          356         77.63
3.000%                              8,371            1,321,800,588           73.86            7.623          356         79.00
4.000%                                  1                  177,877            0.01            9.950          356         90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             11,405           $1,789,485,622          100.00%           7.575%         353         78.01%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 4.000%
Non-Zero Weighted Average: 2.989%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
                                                                          Loan Pool by       Average       Average      Weighted
                                  Number of           Aggregate            Aggregate          Gross       Remaining     Average
Periodic                          Mortgage           Cut-off Date         Cut-off Date       Interest       Term        Combined
Cap (%)                             Loans         Principal Balance    Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    2,985           $  455,538,883           25.46%           7.447%         343          75.13%
1.000%                              8,348            1,319,340,585           73.73            7.618          356          78.97
1.500%                                 72               14,606,153            0.82            7.613          356          81.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                             11,405           $1,789,485,622          100.00%           7.575%         353          78.01%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.005%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
Next                                                                      Loan Pool by       Average       Average      Weighted
Rate                              Number of           Aggregate            Aggregate          Gross       Remaining     Average
Adjustment                        Mortgage           Cut-off Date         Cut-off Date       Interest       Term        Combined
Date                                Loans         Principal Balance    Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    2,985           $  455,538,883           25.46%           7.447%         343          75.13%
June 2004                               7                1,332,079            0.07            8.076          357          84.34
July 2004                               4                  408,202            0.02            7.448          334          78.64
July 2005                               1                  126,037            0.01            6.350          352          59.07
September 2005                         33                5,872,508            0.33            7.912          354          80.72
October 2005                          452               76,521,612            4.28            7.351          354          78.19
November 2005                       3,067              495,664,679           27.70            7.582          356          78.66
December 2005                       2,899              457,014,294           25.54            7.772          356          78.99
January 2006                        1,265              198,251,368           11.08            7.415          357          80.50
September 2006                          1                   69,811            0.00            7.550          354          85.00
October 2006                           43                6,258,194            0.35            7.437          355          75.94
November 2006                         255               35,827,994            2.00            7.653          355          77.81
December 2006                         286               42,058,829            2.35            7.803          356          77.94
January 2007                           96               13,175,929            0.74            7.502          358          81.12
October 2018                            3                  328,023            0.02            7.361          355          59.71
November 2018                           5                  514,312            0.03            7.354          356          70.04
December 2018                           2                  356,766            0.02            8.105          357          83.96
January 2019                            1                  166,101            0.01            6.550          358          80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             11,405           $1,789,485,622          100.00%           7.575%         353          78.01%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2005-12-21
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
                                                                          Loan Pool by       Average       Average      Weighted
                                  Number of           Aggregate            Aggregate          Gross       Remaining     Average
Geographical                      Mortgage           Cut-off Date         Cut-off Date       Interest       Term        Combined
Distribution                        Loans         Principal Balance    Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                          1,664           $  361,939,668           20.23%           7.218%         354          76.46%
New York                              991              222,516,612           12.43            7.268          350          74.55
Massachusetts                         880              185,568,096           10.37            7.082          355          74.41
Florida                               938              109,974,970            6.15            7.947          353          79.28
New Jersey                            481               93,550,063            5.23            7.788          355          75.93
Texas                                 646               70,616,441            3.95            8.136          346          79.78
Illinois                              413               56,137,260            3.14            8.022          353          79.54
Virginia                              361               54,156,419            3.03            7.911          353          81.25
Connecticut                           318               49,836,567            2.78            7.455          352          78.26
Georgia                               377               47,312,837            2.64            8.593          354          82.62
Pennsylvania                          339               41,504,450            2.32            7.626          351          80.78
Other                               3,997              496,372,239           27.74            7.777          353          80.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                             11,405           $1,789,485,622          100.00%           7.575%         353          78.01%
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 50
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
                                                                          Loan Pool by       Average       Average      Weighted
                                  Number of           Aggregate            Aggregate          Gross       Remaining     Average
                                  Mortgage           Cut-off Date         Cut-off Date       Interest       Term        Combined
Occupancy                           Loans         Principal Balance    Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                            10,581           $1,679,263,003           93.84%           7.555%         353          78.04%
Investment                            671               86,583,682            4.84            7.984          348          77.20
Second Home                           153               23,638,937            1.32            7.450          351          78.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                             11,405           $1,789,485,622          100.00%           7.575%         353          78.01%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
                                                                          Loan Pool by       Average       Average      Weighted
                                  Number of           Aggregate            Aggregate          Gross       Remaining     Average
Property                          Mortgage           Cut-off Date         Cut-off Date       Interest       Term        Combined
Types                               Loans         Principal Balance    Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence             8,389           $1,275,183,059           71.26%           7.572%         353         77.80%
2-4 Family                          1,248              255,982,040           14.30            7.403          352         76.32
PUD                                   787              138,126,588            7.72            7.711          354         81.34
Condo                                 563               78,551,906            4.39            7.670          354         79.11
Manufactured Housing                  418               41,642,028            2.33            8.068          349         81.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                             11,405           $1,789,485,622          100.00%           7.575%         353         78.01%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
                                                                          Loan Pool by       Average       Average      Weighted
                                  Number of           Aggregate            Aggregate          Gross       Remaining     Average
Loan                              Mortgage           Cut-off Date         Cut-off Date       Interest       Term        Combined
Purpose                             Loans         Principal Balance    Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                 7,682           $1,229,467,772           68.71%           7.569%         352         75.86%
Purchase                            3,038              457,414,150           25.56            7.593          356         84.00
Refinance - Rate Term                 685              102,603,699            5.73            7.561          351         77.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                             11,405           $1,789,485,622          100.00%           7.575%         353         78.01%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
                                                                          Loan Pool by       Average       Average      Weighted
                                  Number of           Aggregate            Aggregate          Gross       Remaining     Average
Documentation                     Mortgage           Cut-off Date         Cut-off Date       Interest       Term        Combined
Level                               Loans         Principal Balance    Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full                                7,761           $1,143,715,345           63.91%           7.541%         353         79.38%
Stated                              3,508              624,800,846           34.92            7.634          352         75.56
No Documentation                       85               12,513,440            0.70            7.576          352         78.54
Limited                                51                8,455,992            0.47            7.781          357         72.87
------------------------------------------------------------------------------------------------------------------------------------
Total:                             11,405           $1,789,485,622          100.00%           7.575%         353         78.01%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
Original                                                                  Loan Pool by       Average       Average      Weighted
Prepayment                        Number of           Aggregate            Aggregate          Gross       Remaining     Average
Penalty                           Mortgage           Cut-off Date         Cut-off Date       Interest       Term        Combined
Term (months)                       Loans         Principal Balance    Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
 0                                  2,771           $  432,103,134           24.15%           7.777%         353         77.56%
12                                    685              137,261,228            7.67            7.198          347         73.88
13                                      1                  413,846            0.02            7.875          356         83.00
18                                      1                  329,316            0.02            5.990          358         75.00
24                                  5,709              889,774,291           49.72            7.571          356         79.58
28                                      1                  179,344            0.01            6.500          356         60.00
30                                     29                6,849,841            0.38            7.656          357         82.30
36                                  2,207              322,426,946           18.02            7.474          347         75.94
60                                      1                  147,675            0.01            6.875          176         80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             11,405           $1,789,485,622          100.00%           7.575%         353         78.01%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 26
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
                                                                          Loan Pool by       Average       Average      Weighted
                                  Number of           Aggregate            Aggregate          Gross       Remaining     Average
Lien                              Mortgage           Cut-off Date         Cut-off Date       Interest       Term        Combined
Position                            Loans         Principal Balance    Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                           11,349           $1,785,682,942           99.79%           7.569%         353         78.01%
2nd Lien                               56                3,802,680            0.21           10.027          273         76.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                             11,405           $1,789,485,622          100.00%           7.575%         353         78.01%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
All records
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
                                                                          Loan Pool by       Average       Average      Weighted
                                  Number of            Aggregate           Aggregate          Gross       Remaining     Average
FICO                              Mortgage            Cut-off Date        Cut-off Date       Interest       Term        Combined
Score                               Loans          Principal Balance   Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
N/A                                    60           $    5,876,808            0.33%           8.510%         354         69.80%
481 - 500                              30                5,476,494            0.31            8.492          356         71.17
501 - 520                             968              140,042,683            7.83            8.515          355         73.71
521 - 540                           1,119              168,209,037            9.40            8.310          355         73.82
541 - 560                           1,103              161,548,172            9.03            8.223          353         74.32
561 - 580                           1,105              165,849,098            9.27            7.908          354         75.65
581 - 600                           1,196              179,291,634           10.02            7.576          354         78.62
601 - 620                           1,556              247,379,347           13.82            7.292          354         80.05
621 - 640                           1,360              222,344,405           12.43            7.136          353         81.35
641 - 660                           1,057              179,910,139           10.05            7.038          351         80.37
661 - 680                             680              115,234,220            6.44            6.969          347         78.74
681 - 700                             477               82,482,843            4.61            7.065          351         80.41
701 - 720                             261               44,185,996            2.47            7.149          351         80.59
721 - 740                             177               28,505,145            1.59            7.115          351         80.91
741 - 760                             122               20,737,655            1.16            7.214          350         83.06
761 - 780                              71               12,035,599            0.67            7.151          346         79.53
781 - 800                              54                8,309,330            0.46            6.896          353         77.85
801 >=                                  9                2,067,016            0.12            7.256          356         74.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                             11,405           $1,789,485,622          100.00%           7.575%         353         78.01%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 821
Non-Zero Weighted Average: 606
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 1
================================================================================


--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
As-of / Cut-off Date: 2004-03-01
Number of Mortgage Loans: 8,585
Aggregate Principal Balance ($): 1,273,313,314
Weighted Average Current Mortgage Rate (%): 7.569
Non-Zero Weighted Average Margin (%): 5.617
Non-Zero Weighted Average Maximum Rate (%): 13.628
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 356
Weighted Average Stated Remaining Term (months): 352
Weighted Average Original LTV (%): 77.56
% First Liens: 100.00
% Owner Occupied: 93.62
% Purchase: 20.32
% Full Documentation: 61.96
Non-Zero Weighted Average FICO Score: 603
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
                                                                          Loan Pool by       Average       Average     Weighted
                                    Number of          Aggregate           Aggregate          Gross       Remaining    Average
Product                             Mortgage          Cut-off Date        Cut-off Date       Interest       Term       Combined
Types                                 Loans        Principal Balance   Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                            8        $      587,651            0.05%           7.884%          117        67.83%
Fixed - 15 Year                          181            18,633,779            1.46            7.507           177        69.31
Fixed - 20 Year                           97            10,915,892            0.86            7.502           237        73.66
Fixed - 30 Year                        1,922           286,110,440           22.47            7.430           357        74.30
ARM - 6 Month                              9             1,250,170            0.10            7.671           349        85.68
ARM - 2 Year/6 Month LIBOR             5,809           881,760,053           69.25            7.608           357        78.77
ARM - 2 Year/6 Month LIBOR/15 Year        36             3,207,786            0.25            7.947           177        71.17
ARM - 3 Year/6 Month LIBOR               521            70,419,906            5.53            7.646           357        78.61
ARM - 3 Year/6 Month LIBOR/15 Year         2               427,638            0.03            6.976           176        79.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 8,585        $1,273,313,314          100.00%           7.569%          352        77.56%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
Range of                                                                  Loan Pool by       Average       Average      Weighted
Gross                               Number of          Aggregate           Aggregate          Gross       Remaining     Average
Interest                            Mortgage          Cut-off Date        Cut-off Date       Interest       Term        Combined
Rates (%)                             Loans        Principal Balance   Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                          222        $   41,550,544            3.26%           5.850%          353        74.37%
6.000% - 6.999%                        2,171           380,517,311           29.88            6.610           352        75.80
7.000% - 7.999%                        3,235           482,159,685           37.87            7.533           353        78.66
8.000% - 8.999%                        2,003           263,429,444           20.69            8.493           353        78.52
9.000% - 9.999%                          840            94,836,211            7.45            9.441           352        77.88
10.000% - 10.999%                         90             8,950,082            0.70           10.355           353        77.40
11.000% - 11.999%                         21             1,681,437            0.13           11.328           341        73.59
12.000% - 12.999%                          3               188,600            0.01           12.763           356        65.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 8,585        $1,273,313,314          100.00%           7.569%          352        77.56%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150%
Maximum: 12.950%
Weighted Average: 7.569%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 1
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
Range of                                                                  Loan Pool by       Average       Average      Weighted
Cut-off                             Number of          Aggregate           Aggregate          Gross       Remaining     Average
Date Principal                      Mortgage          Cut-off Date        Cut-off Date       Interest       Term        Combined
Balances ($)                          Loans        Principal Balance   Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                        106        $    5,277,844            0.41%           8.495%          314        60.94%
$50,001 - $75,000                      1,192            75,642,214            5.94            8.259           342        75.58
$75,001 - $100,000                     1,304           114,919,282            9.03            8.015           350        77.25
$100,001 - $125,000                    1,245           139,925,684           10.99            7.781           350        77.76
$125,001 - $150,000                    1,172           161,077,802           12.65            7.622           352        77.13
$150,001 - $175,000                      920           149,216,623           11.72            7.468           354        77.91
$175,001 - $200,000                      748           140,404,881           11.03            7.480           354        77.37
$200,001 - $225,000                      577           122,741,542            9.64            7.391           355        77.42
$225,001 - $250,000                      434           103,017,522            8.09            7.414           355        77.91
$250,001 - $275,000                      325            85,197,284            6.69            7.222           355        78.25
$275,001 - $300,000                      254            72,966,411            5.73            7.305           353        77.84
$300,001 - $325,000                      168            52,610,327            4.13            7.262           356        78.97
$325,001 - $350,000                       78            26,053,612            2.05            7.323           357        80.15
$350,001 - $375,000                       26             9,485,138            0.74            7.051           357        81.68
$375,001 - $400,000                       17             6,628,858            0.52            7.302           357        79.78
$400,001 - $425,000                       13             5,338,192            0.42            7.134           357        78.20
$425,001 - $450,000                        2               880,038            0.07            7.214           357        73.15
$450,001 - $475,000                        1               473,925            0.04            7.450           357        79.97
$475,001 - $500,000                        3             1,456,135            0.11            7.144           357        74.54
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 8,585        $1,273,313,314          100.00%           7.569%          352        77.56%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $46,404
Maximum: $499,176
Average: $148,318
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
                                                                          Loan Pool by       Average       Average      Weighted
Original                            Number of          Aggregate           Aggregate          Gross       Remaining     Average
Terms                               Mortgage          Cut-off Date        Cut-off Date       Interest       Term        Combined
(month)                               Loans        Principal Balance   Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
120                                        8        $      587,651            0.05%           7.884%         117         67.83%
180                                      220            22,323,818            1.75            7.565          177         69.83
240                                       97            10,915,892            0.86            7.502          237         73.66
360                                    8,260         1,239,485,954           97.34            7.569          357         77.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 8,585        $1,273,313,314          100.00%           7.569%         352         77.56%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 356
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
Range of                                                                  Loan Pool by       Average       Average      Weighted
Remaining                           Number of          Aggregate           Aggregate          Gross       Remaining     Average
Terms                               Mortgage          Cut-off Date        Cut-off Date       Interest       Term        Combined
(month)                               Loans        Principal Balance   Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                   8        $      587,651            0.05%           7.884%         117         67.83%
121 - 180                                220            22,323,818            1.75            7.565          177         69.83
181 - 240                                 97            10,915,892            0.86            7.502          237         73.66
301 - 360                              8,260         1,239,485,954           97.34            7.569          357         77.74
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 8,585        $1,273,313,314          100.00%           7.569%         352         77.56%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 116
Maximum: 358
Weighted Average: 352
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 1
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage       Weighted     Weighted
                                                                          Loan Pool by       Average       Average      Weighted
Range of                            Number of          Aggregate           Aggregate          Gross       Remaining     Average
Original                            Mortgage          Cut-off Date        Cut-off Date       Interest       Term        Combined
LTV Ratio (%)                         Loans        Principal Balance   Principal Balance       Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                            1         $       49,458           0.00%            7.900%        177         11.71%
15.01% - 20.00%                            5                342,094           0.03             7.290         331         18.19
20.01% - 25.00%                           19              1,765,562           0.14             7.406         329         22.76
25.01% - 30.00%                           19              1,826,189           0.14             7.392         327         28.15
30.01% - 35.00%                           46              4,987,222           0.39             7.228         345         32.65
35.01% - 40.00%                           59              6,883,049           0.54             7.176         343         37.78
40.01% - 45.00%                           87             11,101,988           0.87             7.185         341         42.42
45.01% - 50.00%                          133             17,441,487           1.37             7.253         346         47.86
50.01% - 55.00%                          166             22,729,430           1.79             7.364         350         52.87
55.01% - 60.00%                          276             38,127,459           2.99             7.401         348         57.77
60.01% - 65.00%                          501             75,441,501           5.92             7.557         352         63.46
65.01% - 70.00%                          714            111,488,926           8.76             7.476         350         68.86
70.01% - 75.00%                        1,026            162,134,981          12.73             7.632         351         73.99
75.01% - 80.00%                        3,080            448,426,445          35.22             7.591         353         79.65
80.01% - 85.00%                          578             83,975,088           6.60             7.570         354         84.48
85.01% - 90.00%                        1,195            183,310,427          14.40             7.668         355         89.72
90.01% - 95.00%                          646             98,417,495           7.73             7.552         354         94.76
95.01% - 100.00%                          34              4,864,512           0.38             7.614         357         99.60
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 8,585         $1,273,313,314         100.00%            7.569%        352         77.56%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 11.71%
Maximum: 100.00%
Weighted Average: 77.56%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                          % of Mortgage      Weighted     Weighted
Range                                                                      Loan Pool by      Average       Average      Weighted
of                                   Number of          Aggregate           Aggregate         Gross       Remaining     Average
Gross                                Mortgage          Cut-off Date        Cut-off Date      Interest       Term        Combined
Margins (%)                            Loans        Principal Balance   Principal Balance      Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                       2,208         $  316,247,761           24.84%           7.438%        342         73.97%
2.550% - 3.500%                           55             10,662,343            0.84            6.245         356         75.31
3.501% - 4.000%                          188             32,894,624            2.58            6.375         355         75.55
4.001% - 4.500%                          529             89,260,455            7.01            6.577         356         75.80
4.501% - 5.000%                          937            152,839,976           12.00            6.928         356         78.87
5.001% - 5.500%                        1,223            187,409,275           14.72            7.326         356         79.92
5.501% - 6.000%                        1,176            171,721,143           13.49            7.741         356         79.13
6.001% - 6.500%                          965            136,721,744           10.74            8.157         356         78.96
6.501% - 7.000%                          654             89,517,275            7.03            8.533         355         79.13
7.001% - 7.500%                          341             45,755,396            3.59            8.880         355         79.33
7.501% - 8.000%                          228             30,075,131            2.36            9.274         355         78.17
8.001% - 8.500%                           55              7,352,405            0.58            9.396         355         82.35
8.501% - 9.000%                           20              2,149,572            0.17            9.651         357         81.15
9.001% - 9.500%                            4                510,600            0.04            9.502         357         69.70
9.501% - 10.000%                           2                195,613            0.02            9.725         355         82.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 8,585         $1,273,313,314          100.00%           7.569%        352         77.56%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.900%
Maximum: 9.740%
Non-Zero Weighted Average: 5.617%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 1
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Range                                                                     % of Mortgage      Weighted     Weighted
of                                                                         Loan Pool by      Average       Average      Weighted
Minimum                              Number of          Aggregate           Aggregate         Gross       Remaining     Average
Mortgage                             Mortgage          Cut-off Date        Cut-off Date      Interest       Term        Combined
Rates (%)                              Loans        Principal Balance   Principal Balance      Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      2,208          $  316,247,761           24.84%           7.438%       342         73.97%
5.001% - 5.500%                          21               4,183,192            0.33            5.340        356         80.99
5.501% - 6.000%                         166              30,753,171            2.42            5.914        355         75.97
6.001% - 6.500%                         557             102,080,457            8.02            6.326        357         77.82
6.501% - 7.000%                       1,003             169,964,220           13.35            6.813        356         78.82
7.001% - 7.500%                       1,067             165,327,905           12.98            7.315        356         79.35
7.501% - 8.000%                       1,298             192,698,617           15.13            7.775        356         79.71
8.001% - 8.500%                         790             110,133,011            8.65            8.289        355         78.72
8.501% - 9.000%                         793             101,778,418            7.99            8.768        356         78.26
9.001% - 9.500%                         384              46,534,546            3.65            9.272        355         78.53
9.501% - 10.000%                        253              29,012,877            2.28            9.785        356         77.01
10.001% - 10.500%                        21               2,417,651            0.19           10.297        357         78.71
10.501% - 11.000%                        17               1,569,456            0.12           10.872        356         72.84
11.001% - 11.500%                         5                 416,980            0.03           11.279        356         65.89
11.501% - 12.000%                         1                 136,625            0.01           11.550        356         80.00
12.501% - 13.000%                         1                  58,428            0.00           12.900        355         65.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                8,585          $1,273,313,314          100.00%           7.569%       352         77.56%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 5.150%
Maximum: 12.900%
Non-Zero Weighted Average: 7.612%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Range                                                                    % of Mortgage      Weighted     Weighted
of                                                                        Loan Pool by      Average       Average      Weighted
Maximum                             Number of          Aggregate           Aggregate         Gross       Remaining     Average
Mortgage                            Mortgage          Cut-off Date        Cut-off Date      Interest       Term        Combined
Rates (%)                             Loans        Principal Balance   Principal Balance      Rate       (months)  Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      2,208          $  316,247,761           24.84%           7.438%       342         73.97%
10.001% - 10.500%                         1                 177,965            0.01            7.500        356         83.02
11.001% - 11.500%                        23               4,641,494            0.36            5.435        356         80.89
11.501% - 12.000%                       165              30,617,128            2.40            5.926        355         76.14
12.001% - 12.500%                       544              99,092,122            7.78            6.326        357         77.87
12.501% - 13.000%                       987             166,285,782           13.06            6.809        356         78.68
13.001% - 13.500%                     1,054             163,135,044           12.81            7.302        356         79.21
13.501% - 14.000%                     1,296             193,267,879           15.18            7.756        356         79.74
14.001% - 14.500%                       809             114,052,716            8.96            8.248        355         78.87
14.501% - 15.000%                       809             104,512,722            8.21            8.739        356         78.41
15.001% - 15.500%                       386              46,769,845            3.67            9.258        355         78.58
15.501% - 16.000%                       254              29,231,092            2.30            9.772        356         76.86
16.001% - 16.500%                        23               2,866,331            0.23           10.114        357         79.44
16.501% - 17.000%                        19               1,803,400            0.14           10.725        356         72.81
17.001% - 17.500%                         5                 416,980            0.03           11.279        356         65.89
17.501% - 18.000%                         1                 136,625            0.01           11.550        356         80.00
18.501% - 19.000%                         1                  58,428            0.00           12.900        355         65.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                8,585          $1,273,313,314          100.00%           7.569%       352         77.56%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.500%
Maximum: 18.900%
Non-Zero Weighted Average: 13.628%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 1
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage       Weighted    Weighted
                                                                         Loan Pool by       Average      Average        Weighted
                                   Number of          Aggregate           Aggregate          Gross      Remaining       Average
                                   Mortgage          Cut-off Date        Cut-off Date       Interest      Term          Combined
Initial Cap (%)                      Loans        Principal Balance   Principal Balance       Rate      (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    2,208          $  316,247,761            24.84%          7.438%       342            73.97%
1.000%                                 11               1,604,524             0.13           7.580        351            83.88
2.000%                                 18               4,509,950             0.35           6.884        355            77.23
3.000%                              6,348             950,951,080            74.68           7.616        356            78.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                              8,585          $1,273,313,314           100.00%          7.569%       352            77.56%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 2.992%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage       Weighted    Weighted
                                                                         Loan Pool by       Average      Average        Weighted
                                   Number of          Aggregate           Aggregate          Gross      Remaining       Average
Periodic                           Mortgage          Cut-off Date        Cut-off Date       Interest      Term          Combined
Cap (%)                              Loans        Principal Balance   Principal Balance       Rate      (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   2,208          $  316,247,761             24.84%           7.438%      342            73.97%
1.000%                             6,332             948,766,537             74.51            7.613       356            78.72
1.500%                                45               8,299,016              0.65            7.448       356            82.34
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             8,585          $1,273,313,314            100.00%           7.569%      352            77.56%
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.004%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage       Weighted    Weighted
Next                                                                    Loan Pool by       Average      Average         Weighted
Rate                              Number of          Aggregate           Aggregate          Gross      Remaining        Average
Adjustment                        Mortgage          Cut-off Date        Cut-off Date       Interest      Term           Combined
Date                                Loans        Principal Balance   Principal Balance       Rate      (months)     Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                   2,208          $  316,247,761             24.84%           7.438%       342            73.97%
June 2004                              5                 841,968              0.07            7.779        357            89.10
July 2004                              4                 408,202              0.03            7.448        334            78.64
July 2005                              1                 126,037              0.01            6.350        352            59.07
September 2005                        20               3,426,242              0.27            7.590        354            80.48
October 2005                         317              49,422,637              3.88            7.414        354            78.04
November 2005                      2,367             362,649,605             28.48            7.580        355            78.52
December 2005                      2,192             328,907,042             25.83            7.730        356            78.45
January 2006                         948             140,436,276             11.03            7.474        357            80.26
September 2006                         1                  69,811              0.01            7.550        354            85.00
October 2006                          26               3,655,141              0.29            7.441        355            79.88
November 2006                        206              28,618,563              2.25            7.636        354            78.01
December 2006                        213              28,578,759              2.24            7.718        356            78.13
January 2007                          77               9,925,270              0.78            7.514        358            81.25
------------------------------------------------------------------------------------------------------------------------------------
Total:                             8,585          $1,273,313,314            100.00%           7.569%       352            77.56%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2005-12-16
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 1
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage       Weighted    Weighted
                                                                         Loan Pool by       Average      Average        Weighted
                                  Number of        Aggregate               Aggregate         Gross      Remaining       Average
Geographical                      Mortgage       Cut-off Date            Cut-off Date       Interest      Term          Combined
Distribution                        Loans      Principal Balance      Principal Balance       Rate      (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                         1,226        $   230,464,396              18.10%           7.281%       354            75.90%
New York                             726            150,436,634              11.81            7.313        349            73.24
Massachusetts                        692            137,421,237              10.79            7.189        355            73.76
Florida                              725             84,027,448               6.60            7.863        352            78.66
New Jersey                           381             67,417,757               5.29            7.730        355            75.12
Texas                                453             47,525,902               3.73            8.053        343            78.65
Illinois                             346             47,525,551               3.73            7.977        352            79.40
Connecticut                          246             36,864,053               2.90            7.502        353            78.59
Virginia                             260             36,223,503               2.84            7.894        352            80.00
Pennsylvania                         270             32,052,070               2.52            7.625        349            80.36
Georgia                              256             31,348,751               2.46            8.435        354            82.90
Other                              3,004            372,006,012              29.22            7.678        353            80.53
------------------------------------------------------------------------------------------------------------------------------------
Total:                             8,585         $1,273,313,314             100.00%           7.569%       352            77.56%
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 50
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage       Weighted    Weighted
                                                                         Loan Pool by       Average      Average        Weighted
                                  Number of         Aggregate              Aggregate         Gross      Remaining       Average
                                  Mortgage        Cut-off Date            Cut-off Date      Interest      Term          Combined
Occupancy                           Loans       Principal Balance      Principal Balance      Rate      (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                            7,950         $ 1,192,132,347             93.62%           7.550%       353            77.62%
Investment                           522              65,757,170              5.16            7.906        347            76.02
Second Home                          113              15,423,798              1.21            7.589        353            79.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                             8,585         $ 1,273,313,314            100.00%           7.569%       352            77.56%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage       Weighted    Weighted
                                                                        Loan Pool by       Average      Average         Weighted
                                 Number of         Aggregate              Aggregate         Gross      Remaining        Average
Property                         Mortgage        Cut-off Date            Cut-off Date      Interest      Term           Combined
Types                              Loans       Principal Balance      Principal Balance      Rate      (months)     Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence            6,483          $  923,550,109             72.53%           7.582%       352            77.61%
2-4 Family                           921             187,027,426             14.69            7.404        352            74.87
PUD                                  557              85,522,034              6.72            7.696        353            80.95
Condo                                449              58,668,920              4.61            7.660        354            79.05
Manufactured Housing                 175              18,544,825              1.46            7.686        350            81.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                             8,585          $1,273,313,314            100.00%           7.569%       352            77.56%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage       Weighted    Weighted
                                                                        Loan Pool by       Average      Average         Weighted
                                 Number of         Aggregate              Aggregate         Gross      Remaining        Average
Loan                             Mortgage        Cut-off Date            Cut-off Date      Interest      Term           Combined
Purpose                            Loans       Principal Balance      Principal Balance      Rate      (months)     Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout               6,470          $  966,250,638              75.88%           7.622%       352            76.06%
Purchase                          1,776             258,733,872              20.32            7.397        356            82.99
Refinance - Rate Term               339              48,328,804               3.80            7.431        350            78.45
------------------------------------------------------------------------------------------------------------------------------------
Total:                            8,585          $1,273,313,314             100.00%           7.569%       352            77.56%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 1
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage       Weighted    Weighted
                                                                         Loan Pool by       Average      Average        Weighted
                                Number of          Aggregate              Aggregate          Gross      Remaining       Average
Documentation                   Mortgage         Cut-off Date            Cut-off Date       Interest      Term          Combined
Level                             Loans        Principal Balance      Principal Balance       Rate      (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full                              5,623          $  788,992,877              61.96%           7.510%       352           78.81%
Stated                            2,869             470,103,842              36.92            7.659        352           75.46
Limited                              43               7,110,369               0.56            7.867        357           72.86
No Documentation                     50               7,106,225               0.56            7.828        351           82.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                            8,585          $1,273,313,314             100.00%           7.569%       352           77.56%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage       Weighted    Weighted
Original                                                                 Loan Pool by       Average      Average        Weighted
Prepayment                     Number of           Aggregate              Aggregate          Gross      Remaining       Average
Penalty                        Mortgage          Cut-off Date            Cut-off Date       Interest      Term          Combined
Term (months)                    Loans         Principal Balance      Principal Balance       Rate      (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                 2,116          $  313,656,599              24.63%           7.763%      352            77.17%
12                                  518              93,613,224               7.35            7.209       344            72.02
24                                4,297             636,876,260              50.02            7.561       356            79.28
28                                    1                 179,344               0.01            6.500       356            60.00
30                                   23               4,750,231               0.37            7.734       357            83.37
36                                1,630             224,237,658              17.61            7.468       347            75.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                            8,585          $1,273,313,314             100.00%           7.569%      352            77.56%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage       Weighted    Weighted
                                                                         Loan Pool by       Average      Average        Weighted
                                Number of          Aggregate              Aggregate          Gross      Remaining       Average
Lien                            Mortgage         Cut-off Date            Cut-off Date       Interest      Term          Combined
Position                          Loans        Principal Balance      Principal Balance       Rate      (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                          8,585          $1,273,313,314             100.00%           7.569%      352            77.56%
------------------------------------------------------------------------------------------------------------------------------------
Total:                            8,585          $1,273,313,314             100.00%           7.569%      352            77.56%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 1
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage       Weighted    Weighted
                                                                         Loan Pool by       Average      Average        Weighted
                                Number of          Aggregate              Aggregate          Gross      Remaining       Average
FICO                            Mortgage         Cut-off Date            Cut-off Date       Interest      Term          Combined
Score                             Loans        Principal Balance      Principal Balance       Rate      (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
481 - 500                           17        $     2,782,863                0.22%          8.347%       354            73.99%
501 - 520                          711            103,084,898                8.10           8.303        355            73.51
521 - 540                          892            128,877,790               10.12           8.240        355            73.01
541 - 560                          866            122,351,343                9.61           8.132        353            73.72
561 - 580                          844            122,907,682                9.65           7.877        353            74.56
581 - 600                          916            132,291,949               10.39           7.566        354            78.14
601 - 620                        1,129            169,091,145               13.28           7.282        354            79.98
621 - 640                        1,052            159,629,206               12.54           7.209        352            81.64
641 - 660                          820            125,193,469                9.83           7.055        350            79.77
661 - 680                          525             81,145,360                6.37           7.033        348            79.34
681 - 700                          352             55,623,353                4.37           7.039        350            79.84
701 - 720                          168             26,329,670                2.07           7.188        349            79.63
721 - 740                          125             17,372,833                1.36           7.240        350            80.95
741 - 760                           81             12,900,358                1.01           7.144        347            82.17
761 - 780                           52              8,585,675                0.67           7.108        344            77.79
781 - 800                           29              3,925,837                0.31           6.939        349            74.95
801 >=                               6              1,219,883                0.10           7.473        356            79.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                           8,585        $ 1,273,313,314              100.00%          7.569%       352            77.56%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 821
Non-Zero Weighted Average: 603
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 2
================================================================================


--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
As-of / Cut-off Date: 2004-03-01
Number of Mortgage Loans: 2,820
Aggregate Principal Balance ($): 516,172,307
Weighted Average Current Mortgage Rate (%): 7.589
Non-Zero Weighted Average Margin (%):            5.575
Non-Zero Weighted Average Maximum Rate (%): 13.668
Non-Zero Weighted Average Months to Roll: 22
Weighted Average Stated Original Term (months): 357
Weighted Average Stated Remaining Term (months): 354
Weighted Average Combined Original LTV (%): 79.11
% First Liens: 99.26
% Owner Occupied: 94.37
% Purchase: 38.49
% Full Documentation: 68.72
Non-Zero Weighted Average FICO Score: 613
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage       Weighted    Weighted
                                                                         Loan Pool by       Average      Average        Weighted
Product                              Number of       Aggregate            Aggregate          Gross      Remaining       Average
Types                                Mortgage      Cut-off Date          Cut-off Date       Interest      Term          Combined
Balance                                Loans     Principal Balance    Principal Balance       Rate      (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed - 10 Year                            2      $    122,262              0.02%            9.824%       117            34.02%
Fixed - 15 Year                           46         5,480,565              1.06             7.876        177            68.76
Fixed - 20 Year                           35         3,218,015              0.62             8.995        237            75.33
Fixed - 30 Year                          694       130,470,281             25.28             7.412        357            78.23
ARM - 6 Month                              2           490,110              0.09             8.585        357            76.17
ARM - 15 Year/6 Month LIBOR               11         1,365,203              0.26             7.454        356            72.41
ARM - 2 Year/6 Month LIBOR             1,868       348,224,807             67.46             7.620        357            79.85
ARM - 2 Year/6 Month LIBOR/15 Year         4           257,852              0.05             8.488        176            67.25
ARM - 3 Year/6 Month LIBOR               158        26,543,213              5.14             7.794        357            77.09
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 2,820      $516,172,307            100.00%            7.589%       354            79.11%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Range of                                                                % of Mortgage       Weighted    Weighted
Gross                                                                    Loan Pool by       Average      Average        Weighted
Interest                             Number of       Aggregate            Aggregate          Gross      Remaining       Average
Rates (%)                            Mortgage      Cut-off Date          Cut-off Date       Interest      Term          Combined
Balance                                Loans     Principal Balance    Principal Balance       Rate      (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
3.000% - 3.999%                          1        $     206,650             0.04%            3.350%       356           80.00%
4.000% - 4.999%                          5              940,171             0.18             4.894        357           76.53
5.000% - 5.999%                        275           66,541,708            12.89             5.595        357           72.51
6.000% - 6.999%                        473          138,474,156            26.83             6.616        354           77.38
7.000% - 7.999%                        546          119,325,382            23.12             7.564        354           80.89
8.000% - 8.999%                        855          121,652,571            23.57             8.476        355           82.90
9.000% - 9.999%                        349           38,774,634             7.51             9.478        350           81.05
10.000% - 10.999%                      239           24,248,822             4.70            10.440        351           77.45
11.000% - 11.999%                       64            5,248,247             1.02            11.377        350           75.57
12.000% - 12.999%                       12              710,149             0.14            12.344        346           71.99
13.000% - 13.999%                        1               49,817             0.01            13.000        178           57.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,820        $ 516,172,307           100.00%            7.589%       354           79.11%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 3.350%
Maximum: 13.000%
Weighted Average: 7.589%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 2
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage      Weighted     Weighted
Range of                                                                 Loan Pool by      Average       Average        Weighted
Cut-off                              Number of        Aggregate            Aggregate         Gross      Remaining       Average
Date Principal                       Mortgage       Cut-off Date          Cut-off Date     Interest       Term          Combined
Balances ($)                           Loans      Principal Balance    Principal Balance     Rate       (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000                        42         $  2,088,620              0.40%          9.271%        307            68.74%
$50,001 - $75,000                       564           35,224,876              6.82           9.059         347            79.78
$75,001 - $100,000                      453           39,650,256              7.68           8.638         351            80.01
$100,001 - $125,000                     345           38,657,459              7.49           8.229         354            80.53
$125,001 - $150,000                     249           34,104,107              6.61           7.995         353            80.04
$150,001 - $175,000                     174           27,933,310              5.41           7.841         355            78.49
$175,001 - $200,000                     117           22,074,027              4.28           7.498         356            78.69
$200,001 - $225,000                     115           24,476,299              4.74           7.185         357            79.46
$225,001 - $250,000                      78           18,433,866              3.57           7.450         357            78.34
$250,001 - $275,000                      63           16,630,307              3.22           7.349         357            77.90
$275,001 - $300,000                      53           15,189,079              2.94           7.140         354            79.56
$300,001 - $325,000                      26            8,084,833              1.57           7.264         357            81.21
$325,001 - $350,000                     100           34,027,143              6.59           7.186         357            81.44
$350,001 - $375,000                      87           31,486,932              6.10           7.053         353            79.51
$375,001 - $400,000                     101           39,285,457              7.61           7.183         353            77.80
$400,001 - $425,000                      48           19,762,206              3.83           7.240         354            80.49
$425,001 - $450,000                      46           20,181,074              3.91           7.195         356            77.82
$450,001 - $475,000                      27           12,511,853              2.42           6.996         357            83.20
$475,001 - $500,000                      46           22,666,843              4.39           7.093         357            79.17
$500,001 - $750,000                      74           42,587,032              8.25           7.056         354            78.19
$750,001 - $1,000,000                    11            9,640,497              1.87           6.461         356            63.80
$1,000,001 >=                             1            1,476,230              0.29           6.850         357            78.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                                2,820         $516,172,307            100.00%          7.589%        354            79.11%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $46,710
Maximum: $1,476,230
Average: $183,040
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage       Weighted    Weighted
                                                                        Loan Pool by        Average      Average        Weighted
Original                            Number of        Aggregate            Aggregate          Gross      Remaining       Average
Terms                               Mortgage        Cut-off Date         Cut-off Date       Interest      Term          Combined
(month)                               Loans      Principal Balance    Principal Balance       Rate      (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
120                                       2       $      122,262              0.02%          9.824%        117            34.02%
180                                      50            5,738,416              1.11           7.904         177            68.69
240                                      35            3,218,015              0.62           8.995         237            75.33
360                                   2,733          507,093,614             98.24           7.576         357            79.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                                2,820       $  516,172,307            100.00%          7.589%        354            79.11%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 120
Maximum: 360
Weighted Average: 357
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 2
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage       Weighted    Weighted
Range of                                                               Loan Pool by        Average      Average        Weighted
Remaining                          Number of        Aggregate            Aggregate          Gross      Remaining       Average
Terms                              Mortgage        Cut-off Date         Cut-off Date       Interest      Term          Combined
(month)                              Loans      Principal Balance    Principal Balance       Rate      (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                 2        $     122,262             0.02%            9.824%       117           34.02%
121 - 180                               50            5,738,416             1.11             7.904        177           68.69
181 - 240                               35            3,218,015             0.62             8.995        237           75.33
301 - 360                            2,733          507,093,614            98.24             7.576        357           79.27
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,820        $ 516,172,307           100.00%            7.589%       354           79.11%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 116
Maximum: 358
Weighted Average: 354
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                       % of Mortgage       Weighted    Weighted
Range of                                                               Loan Pool by        Average      Average        Weighted
Combined                         Number of          Aggregate            Aggregate          Gross      Remaining       Average
Original                         Mortgage          Cut-off Date         Cut-off Date       Interest      Term          Combined
LTV Ratio (%)                      Loans        Principal Balance    Principal Balance       Rate      (months)    Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                       1        $      49,867                0.01%           8.100%       356            14.49%
15.01% - 20.00%                       1               50,672                0.01            8.350        356            20.00
20.01% - 25.00%                       5              464,990                0.09            8.085        357            22.73
25.01% - 30.00%                       5              427,181                0.08            7.368        291            27.91
30.01% - 35.00%                      10            1,800,757                0.35            7.082        334            32.63
35.01% - 40.00%                      10            1,117,197                0.22            7.017        327            37.98
40.01% - 45.00%                      15            3,102,562                0.60            7.018        352            43.20
45.01% - 50.00%                      34            6,081,945                1.18            7.120        357            47.67
50.01% - 55.00%                      52           11,243,092                2.18            7.070        337            53.55
55.01% - 60.00%                      74           15,642,170                3.03            7.044        352            57.71
60.01% - 65.00%                     151           29,651,209                5.74            7.400        351            63.61
65.01% - 70.00%                     202           41,159,808                7.97            7.184        354            68.74
70.01% - 75.00%                     291           52,718,868               10.21            7.778        355            74.16
75.01% - 80.00%                     885          161,580,106               31.30            7.475        354            79.68
80.01% - 85.00%                     225           38,851,892                7.53            7.416        352            84.44
85.01% - 90.00%                     498           90,205,557               17.48            7.976        356            89.79
90.01% - 95.00%                     325           57,043,453               11.05            7.924        356            94.77
95.01% - 100.00%                     36            4,980,984                0.96            8.326        348            99.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,820        $ 516,172,307              100.00%           7.589%       354            79.11%
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 14.49%
Maximum: 100.00%
Weighted Average: 79.11%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 2
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage      Weighted     Weighted
Range                                                                   Loan Pool by        Average      Average       Weighted
of                                Number of         Aggregate            Aggregate          Gross       Remaining      Average
Gross                             Mortgage         Cut-off Date         Cut-off Date       Interest       Term         Combined
Margins (%)                         Loans       Principal Balance    Principal Balance       Rate       (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      777         $139,291,122             26.99%           7.469%         347          77.75%
2.550% - 3.500%                        50           12,856,063              2.49            5.560          356          69.53
3.501% - 4.000%                       135           34,824,866              6.75            5.866          356          70.15
4.001% - 4.500%                       167           45,484,778              8.81            6.272          356          78.43
4.501% - 5.000%                       172           42,581,230              8.25            6.834          357          79.48
5.001% - 5.500%                       259           58,565,728             11.35            7.392          357          81.63
5.501% - 6.000%                       306           49,565,132              9.60            8.061          357          83.18
6.001% - 6.500%                       288           47,557,737              9.21            8.284          357          81.85
6.501% - 7.000%                       246           34,899,494              6.76            8.644          356          81.55
7.001% - 7.500%                       136           17,605,687              3.41            9.169          357          84.05
7.501% - 8.000%                       173           20,108,343              3.90           10.028          357          79.13
8.001% - 8.500%                        61            7,278,036              1.41           10.204          357          77.31
8.501% - 9.000%                        22            2,759,863              0.53           10.484          357          79.63
9.001% - 9.500%                        19            1,896,733              0.37           10.993          357          78.42
9.501% - 10.000%                        4              361,102              0.07           10.525          330          78.86
10.001% - 10.500%                       5              536,393              0.10           10.992          356          84.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,820         $516,172,307            100.00%           7.589%         354          79.11%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.550%
Maximum: 10.500%
Non-Zero Weighted Average: 5.575%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Range                                                                   % of Mortgage      Weighted     Weighted
of                                                                      Loan Pool by        Average      Average       Weighted
Minimum                           Number of         Aggregate            Aggregate          Gross       Remaining      Average
Mortgage                          Mortgage         Cut-off Date         Cut-off Date       Interest       Term         Combined
Rates (%)                           Loans       Principal Balance    Principal Balance       Rate       (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      777         $139,291,122             26.99%           7.469%         347          77.75%
3.350% - 3.500%                         1              206,650              0.04            3.350          356          80.00
4.501% - 5.000%                         5              940,171              0.18            4.894          357          76.53
5.001% - 5.500%                       107           24,477,199              4.74            5.300          357          72.24
5.501% - 6.000%                       154           37,657,491              7.30            5.765          356          72.60
6.001% - 6.500%                        90           32,735,917              6.34            6.345          356          77.71
6.501% - 7.000%                       143           47,301,244              9.16            6.827          356          81.02
7.001% - 7.500%                       145           34,881,629              6.76            7.286          357          80.59
7.501% - 8.000%                       268           50,999,309              9.88            7.866          357          81.81
8.001% - 8.500%                       332           51,377,816              9.95            8.294          357          82.90
8.501% - 9.000%                       294           40,820,575              7.91            8.774          356          82.87
9.001% - 9.500%                       145           17,276,563              3.35            9.279          357          83.00
9.501% - 10.000%                      120           13,724,811              2.66            9.794          357          80.16
10.001% - 10.500%                     115           12,515,104              2.42           10.240          355          77.85
10.501% - 11.000%                      77            8,236,956              1.60           10.775          357          76.51
11.001% - 11.500%                      25            2,166,686              0.42           11.232          357          74.23
11.501% - 12.000%                      14            1,130,128              0.22           11.746          357          76.13
12.001% - 12.500%                       7              377,740              0.07           12.242          356          66.44
12.501% - 13.000%                       1               55,194              0.01           12.650          356          65.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,820         $516,172,307            100.00%           7.589%         354          79.11%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.350%
Maximum: 12.650%
Non-Zero Weighted Average: 7.633%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 2
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
Range                                                                   % of Mortgage      Weighted     Weighted
of                                                                      Loan Pool by        Average      Average       Weighted
Maximum                           Number of         Aggregate            Aggregate          Gross       Remaining      Average
Mortgage                          Mortgage         Cut-off Date         Cut-off Date       Interest       Term         Combined
Rates (%)                           Loans       Principal Balance    Principal Balance       Rate       (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                    777          $139,291,122              26.99%          7.469%         347         77.75%
9.350% - 9.500%                       1               206,650               0.04           3.350          356         80.00
10.501% - 11.000%                     5               940,171               0.18           4.894          357         76.53
11.001% - 11.500%                   107            24,312,563               4.71           5.312          357         72.57
11.501% - 12.000%                   153            37,164,524               7.20           5.763          356         72.37
12.001% - 12.500%                    82            29,247,410               5.67           6.320          356         77.35
12.501% - 13.000%                   137            45,594,266               8.83           6.814          356         81.33
13.001% - 13.500%                   149            37,278,624               7.22           7.213          357         80.58
13.501% - 14.000%                   268            51,254,674               9.93           7.824          357         81.65
14.001% - 14.500%                   329            51,229,500               9.92           8.255          357         82.66
14.501% - 15.000%                   294            41,672,872               8.07           8.731          356         82.76
15.001% - 15.500%                   149            18,282,218               3.54           9.207          357         83.00
15.501% - 16.000%                   127            14,855,286               2.88           9.724          357         80.41
16.001% - 16.500%                   117            12,736,037               2.47          10.227          355         77.90
16.501% - 17.000%                    75             7,886,736               1.53          10.759          357         75.80
17.001% - 17.500%                    25             2,166,686               0.42          11.232          357         74.23
17.501% - 18.000%                    17             1,620,033               0.31          11.467          356         79.99
18.001% - 18.500%                     7               377,740               0.07          12.242          356         66.44
18.501% - 19.000%                     1                55,194               0.01          12.650          356         65.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                            2,820          $516,172,307             100.00%          7.589%         354         79.11%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 9.350%
Maximum: 18.650%
Non-Zero Weighted Average: 13.668%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage      Weighted     Weighted
                                                                        Loan Pool by        Average      Average       Weighted
                                  Number of         Aggregate            Aggregate          Gross       Remaining      Average
                                  Mortgage         Cut-off Date         Cut-off Date       Interest       Term         Combined
Initial Cap (%)                     Loans       Principal Balance    Principal Balance       Rate       (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      777         $139,291,122             26.99%            7.469%         347          77.75%
1.000%                                  3              928,171              0.18             7.861          357          78.28
2.000%                                 16            4,925,629              0.95             6.769          356          78.00
3.000%                              2,023          370,849,508             71.85             7.643          356          79.64
4.000%                                  1              177,877              0.03             9.950          356          90.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,820         $516,172,307            100.00%            7.589%         354          79.11%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 4.000%
Non-Zero Weighted Average: 2.982%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         % of Mortgage      Weighted     Weighted
                                                                         Loan Pool by        Average      Average       Weighted
                                   Number of         Aggregate            Aggregate          Gross       Remaining      Average
Periodic                           Mortgage         Cut-off Date         Cut-off Date       Interest       Term         Combined
Cap (%)                              Loans       Principal Balance    Principal Balance       Rate       (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      777           $139,291,122             26.99%          7.469%         347          77.75%
1.000%                              2,016            370,574,048             71.79           7.630          357          79.62
1.500%                                 27              6,307,137              1.22           7.829          356          79.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,820           $516,172,307            100.00%          7.589%         354          79.11%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.008%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 2
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage      Weighted     Weighted
Next                                                                    Loan Pool by        Average      Average       Weighted
Rate                              Number of         Aggregate            Aggregate          Gross       Remaining      Average
Adjustment                        Mortgage         Cut-off Date         Cut-off Date       Interest       Term         Combined
Date                                Loans       Principal Balance    Principal Balance       Rate       (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                      777         $139,291,122             26.99%            7.469%       347          77.75%
June 2004                               2              490,110              0.09             8.585        357          76.17
September 2005                         13            2,446,266              0.47             8.363        354          81.07
October 2005                          135           27,098,975              5.25             7.237        354          78.48
November 2005                         700          133,015,074             25.77             7.587        356          79.06
December 2005                         707          128,107,252             24.82             7.880        357          80.36
January 2006                          317           57,815,091             11.20             7.271        358          81.09
October 2006                           17            2,603,052              0.50             7.433        355          70.41
November 2006                          49            7,209,431              1.40             7.722        356          77.03
December 2006                          73           13,480,070              2.61             7.982        357          77.54
January 2007                           19            3,250,659              0.63             7.466        358          80.74
October 2018                            3              328,023              0.06             7.361        355          59.71
November 2018                           5              514,312              0.10             7.354        356          70.04
December 2018                           2              356,766              0.07             8.105        357          83.96
January 2019                            1              166,101              0.03             6.550        358          80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,820         $516,172,307            100.00%            7.589%       354          79.11%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Weighted Average: 2006-01-01
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage      Weighted     Weighted
                                                                        Loan Pool by        Average      Average       Weighted
                                  Number of         Aggregate            Aggregate          Gross       Remaining      Average
Geographical                      Mortgage         Cut-off Date         Cut-off Date       Interest       Term         Combined
Distribution                        Loans       Principal Balance    Principal Balance       Rate       (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
California                           438          $131,475,272             25.47%           7.108%         354          77.43%
New York                             265            72,079,977             13.96            7.173          353          77.26
Massachusetts                        188            48,146,859              9.33            6.774          355          76.28
New Jersey                           100            26,132,306              5.06            7.937          355          78.01
Florida                              213            25,947,523              5.03            8.216          353          81.30
Texas                                193            23,090,539              4.47            8.306          353          82.11
Virginia                             101            17,932,916              3.47            7.946          355          83.77
Georgia                              121            15,964,086              3.09            8.904          355          82.07
Connecticut                           72            12,972,514              2.51            7.322          347          77.34
Michigan                              98            10,021,141              1.94            8.868          354          81.19
Ohio                                 111             9,648,572              1.87            8.852          357          81.97
Other                                920           122,760,602             23.78            7.928          354          81.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                             2,820          $516,172,307            100.00%           7.589%         354          79.11%
------------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 47
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage      Weighted     Weighted
                                                                        Loan Pool by        Average      Average       Weighted
                                  Number of         Aggregate            Aggregate          Gross       Remaining      Average
                                  Mortgage         Cut-off Date         Cut-off Date       Interest       Term         Combined
Occupancy                           Loans       Principal Balance    Principal Balance       Rate       (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Primary                             2,631         $487,130,656              94.37%          7.568%         354          79.06%
Investment                            149           20,826,512               4.03           8.229          350          80.93
Second Home                            40            8,215,139               1.59           7.190          347          77.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,820         $516,172,307             100.00%          7.589%         354          79.11%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 2
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                        % of Mortgage      Weighted     Weighted
                                                                        Loan Pool by        Average      Average       Weighted
                                  Number of         Aggregate            Aggregate          Gross       Remaining      Average
Property                          Mortgage         Cut-off Date         Cut-off Date       Interest       Term         Combined
Types                               Loans       Principal Balance    Principal Balance       Rate       (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence              1,906        $351,632,950              68.12%            7.546%         354         78.29%
2-4 Family                             327          68,954,614              13.36             7.399          353         80.28
PUD                                    230          52,604,554              10.19             7.736          355         81.97
Manufactured Housing                   243          23,097,203               4.47             8.375          348         81.57
Condo                                  114          19,882,986               3.85             7.701          353         79.28
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,820        $516,172,307             100.00%            7.589%         354         79.11%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage         Weighted    Weighted
                                                                       Loan Pool by         Average      Average       Weighted
                                   Number of        Aggregate           Aggregate            Gross      Remaining      Average
Loan                               Mortgage        Cut-off Date        Cut-off Date         Interest      Term         Combined
Purpose                             Loans       Principal Balance    Principal Balance        Rate      (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                  1,212        $263,217,134              50.99%            7.376%       353          75.10%
Purchase                             1,262         198,680,278              38.49             7.847        356          85.32
Refinance - Rate Term                  346          54,274,896              10.51             7.677        352          75.88
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,820        $516,172,307             100.00%            7.589%       354          79.11%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage         Weighted    Weighted
                                                                       Loan Pool by         Average      Average       Weighted
                                   Number of        Aggregate           Aggregate            Gross      Remaining      Average
Documentation                      Mortgage        Cut-off Date        Cut-off Date         Interest      Term         Combined
Level                               Loans       Principal Balance    Principal Balance        Rate      (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
Full                                 2,138         $354,722,468             68.72%            7.608%       355          80.64%
Stated                                 639          154,697,003             29.97             7.560        351          75.86
No Documentation                        35            5,407,214              1.05             7.246        353          73.37
Limited                                  8            1,345,622              0.26             7.326        357          72.94
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,820         $516,172,307            100.00%            7.589%       354          79.11%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage         Weighted    Weighted
Original                                                               Loan Pool by         Average      Average       Weighted
Prepayment                         Number of        Aggregate           Aggregate            Gross      Remaining      Average
Penalty                            Mortgage        Cut-off Date        Cut-off Date         Interest      Term         Combined
Term (months)                       Loans       Principal Balance    Principal Balance        Rate      (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
0                                      655         $118,446,536            22.95%            7.816%        354          78.61%
12                                     167           43,648,004             8.46             7.173         352          77.88
13                                       1              413,846             0.08             7.875         356          83.00
18                                       1              329,316             0.06             5.990         358          75.00
24                                   1,412          252,898,032            48.99             7.597         356          80.33
30                                       6            2,099,610             0.41             7.479         356          79.89
36                                     577           98,189,288            19.02             7.487         348          77.12
60                                       1              147,675             0.03             6.875         176          80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,820         $516,172,307           100.00%            7.589%        354          79.11%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 26
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]

Securitized Asset Backed Receivables LLC Trust 2004-OP1
Group 2
================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage         Weighted    Weighted
                                                                       Loan Pool by         Average      Average       Weighted
                                   Number of        Aggregate           Aggregate            Gross      Remaining      Average
Lien                               Mortgage        Cut-off Date        Cut-off Date         Interest      Term         Combined
Position                            Loans       Principal Balance    Principal Balance        Rate      (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                             2,764         $512,369,627           99.26%             7.571%        354          79.13%
2nd Lien                                56            3,802,680            0.74             10.027         273          76.38
------------------------------------------------------------------------------------------------------------------------------------
Total:                               2,820         $516,172,307          100.00%             7.589%        354          79.11%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                      % of Mortgage         Weighted    Weighted
                                                                       Loan Pool by         Average      Average       Weighted
                                   Number of        Aggregate           Aggregate            Gross      Remaining      Average
FICO                               Mortgage        Cut-off Date        Cut-off Date         Interest      Term         Combined
Score                               Loans       Principal Balance    Principal Balance        Rate      (months)   Original LTV (%)
------------------------------------------------------------------------------------------------------------------------------------
N/A                                    60           $5,876,808             1.14%             8.510%       354           69.80%
481 - 500                              13            2,693,631             0.52              8.641        357           68.27
501 - 520                             257           36,957,785             7.16              9.107        354           74.26
521 - 540                             227           39,331,246             7.62              8.541        357           76.48
541 - 560                             237           39,196,829             7.59              8.508        355           76.20
561 - 580                             261           42,941,416             8.32              7.997        355           78.77
581 - 600                             280           46,999,685             9.11              7.605        356           79.96
601 - 620                             427           78,288,202            15.17              7.315        355           80.20
621 - 640                             308           62,715,199            12.15              6.949        354           80.64
641 - 660                             237           54,716,671            10.60              6.999        353           81.75
661 - 680                             155           34,088,860             6.60              6.817        343           77.31
681 - 700                             125           26,859,490             5.20              7.119        354           81.59
701 - 720                              93           17,856,326             3.46              7.090        353           82.01
721 - 740                              52           11,132,313             2.16              6.919        353           80.85
741 - 760                              41            7,837,296             1.52              7.330        356           84.52
761 - 780                              19            3,449,925             0.67              7.258        351           83.86
781 - 800                              25            4,383,492             0.85              6.857        356           80.46
801 >=                                  3              847,133             0.16              6.944        356           67.40
------------------------------------------------------------------------------------------------------------------------------------
Total:                              2,820         $516,172,307           100.00%             7.589%       354           79.11%
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 815
Non-Zero Weighted Average: 613
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004-OP1 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004-OP1 (the "Issuer") is referred to as the "Information." The Information has been prepared by the Issuer. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and is has been prepared solely for information purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as manager, co-manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market-makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related derivatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Barclays Trading Desk at (212) 412-2663. This communication is being made available in the UK and Europe to persons who are investment professionals as that term is defined in Article 19 of the Financial Services and Markets Act 2000 (Financial Promotion Order) 2001. It is directed at persons who have professional experience in matters relating to investments. The investments to which it relates are available only to such persons and will be entered into only with such persons. Barclays Capital - the investment banking division of Barclays Bank PLC, authorised and regulated by the Financial Services Authority ('FSA') and member of the London Stock Exchange.
--------------------------------------------------------------------------------
[BARCLAYS GRAPHIC]